                                                                     EXHIBIT 4.1

================================================================================







                             WAL-MART STORES, INC,
                      WAL-MART CAYMAN (EURO) FINANCE CO.,
                  WAL-MART CAYMAN (CANADIAN) FINANCE CO. and
                    WAL-MART CAYMAN (STERLING) FINANCE CO.

                                  as Issuers,

                            WAL-MART STORES, INC.,

                                 as Guarantor

                                      and

                          BANK ONE TRUST COMPANY, NA,

                                  as Trustee




                                   INDENTURE


                           Dated as of July 5, 2001





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

                             CROSS-REFERENCE TABLE
                             ---------------------

TIA Section                                       Indenture Section
-----------
310............................................................8.08
   (a)(1)......................................................8.09
   (a)(2)......................................................8.09
   (a)(3).......................................................N.A.
   (a)(4).......................................................N.A.
   (a)(5)..........................................8.09, 8.10, 8.11
   (b).......................................1.06, 8.09, 8.10, 8.11
   (c)..........................................................N.A.
311(a).........................................................8.13
   (b).........................................................8.13
   (c)..........................................................N.A.
312............................................................6.01
   (a).........................................................6.01
   (b).........................................................6.01
   (c).........................................................6.01
313............................................................6.02
313(a).........................................................6.02
   (b)(1).......................................................N.A.
   (b)(2)......................................................6.02
   (c)...................................................1.06, 6.02
   (d).........................................................6.02
314(a).............................................1.02, 1.06, 6.03
   (b)..........................................................N.A.
   (c)(1)......................................................1.02
   (c)(2)......................................................1.02
   (c)(3).......................................................N.A.
   (d)..........................................................N.A.
   (e).........................................................1.02
   (f)..........................................................N.A.
315(a)......................................................8.01(i)
   (b)...................................................1.06, 8.02
   (c).....................................................8.01(ii)
   (d)....................................................8.01(iii)
   (e).........................................................7.14
316(a)(1)(A)...................................................7.12
   (a)(1)(B)...................................................7.13
   (a)(2).......................................................N.A.
   (b).........................................................7.08
317(a)(1)......................................................7.03
   (a)(2)......................................................7.04
   (b).........................................................5.03

318(a).........................................................1.08
   (c).........................................................1.08


_________________

*This cross-reference table shall not, for any purpose, be deemed to be part of this Indenture.

                                       ii
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                               Table of Contents
                               -----------------
                                  (continued)


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                             TABLE OF CONTENTS/1/

                                  ARTICLE ONE

                Definitions and other Provisions of General Application
SECTION 1.01.       Definitions .........................................................................  1
                    "Act"................................................................................  2
                    "Affiliate"..........................................................................  2
                    "Applicable Procedures"..............................................................  2
                    "Authenticating Agent"...............................................................  2
                    "Authorized Newspaper"...............................................................  2
                    "Authorized Officer".................................................................  3
                    "Board of Directors".................................................................  3
                    "Board Resolution"...................................................................  3
                    "Business Day".......................................................................  3
                    "Clearstream, Luxembourg"............................................................  3
                    "Commission".........................................................................  3
                    "corporation"........................................................................  3
                    "Defaulted Interest".................................................................  3
                    "Definitive Security"................................................................  3
                    "Depositary".........................................................................  3
                    "Designated Currency"................................................................  4
                    "Dollar" or "$"......................................................................  4
                    "ECU"................................................................................  4
                    "Euroclear"..........................................................................  4
                    "European Communities"...............................................................  4
                    "Event of Default"...................................................................  4
                    "Exchange Act".......................................................................  4
                    "Exchange Rate"......................................................................  4
                    "Exchange Rate Agent"................................................................  4
                    "Federal Bankruptcy Code"............................................................  4
                    "Finance Subsidiary" ................................................................  4
                    "Foreign Currency"...................................................................  4
                    "Global Exchange Date"...............................................................  4
                    "Global Security"....................................................................  5
                    "Guarantee"..........................................................................  5


_______________________

/1/     This Table of Contents is not part of the Indenture.

                                      iii
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                               Table of Contents
                               -----------------
                                  (continued)




                                                                                                     Page
                                                                                                     ----
               "Guaranteed Securities"..............................................................  5
               "Guarantor"..........................................................................  5
               "Guarantor Request" and "Guarantor Order"............................................  5
               "Holder".............................................................................  5
               "interest"...........................................................................  5
               "Interest Payment Date"..............................................................  5
               "Issue Date".........................................................................  5
               "Issuer" and "Issuers"...............................................................  5
               "Issuer Request" and "Issuer Order"..................................................  5
               "Maturity"...........................................................................  5
               "Officers" Certificate"..............................................................  6
               "Opinion of Counsel".................................................................  6
               "Original Issue Discount Security"...................................................  6
               "Outstanding"........................................................................  6
               "Participant"........................................................................  7
               "Paying Agent".......................................................................  7
               "Person".............................................................................  7
               "Place of Payment"...................................................................  7
               "Predecessor Security"...............................................................  7
               "Principal Corporate Trust Office"...................................................  7
               "Principal Paying Agent".............................................................  7
               "Redemption Date"....................................................................  7
               "Redemption Price"...................................................................  7
               "Registered Security"................................................................  7
               "Registrar"..........................................................................  7
               "Registry"...........................................................................  7
               "Regular Record Date"................................................................  7
               "Remarketing Entity".................................................................  8
               "Repurchase Date"....................................................................  8
               "Repurchase Price"...................................................................  8
               "Responsible Officer"................................................................  8
               "Securities Act".....................................................................  8
               "Security" or "Securities"...........................................................  8
               "Series".............................................................................  8
               "Series Terms Certificate"...........................................................  8
               "Special Record Date"................................................................  8
               "Stated Maturity"....................................................................  8
               "Subsidiary".........................................................................  8
               "Supplemental Indenture".............................................................  9
               "Trustee"............................................................................  9
               "Trust Indenture Act" or "TIA".......................................................  9
               "United States"......................................................................  9
               "United States Alien"................................................................  9


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
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
                "Vice President"....................................................................   9
SECTION 1.02.   Compliance Certificates and Opinions................................................   9
SECTION 1.03.   Form of Documents Delivered to Trustee..............................................  10
SECTION 1.04.   Acts of Holders.....................................................................  10
SECTION 1.05.   Notices, etc., to Trustee and Issuer................................................  12
SECTION 1.06.   Notices to Holders; Waiver..........................................................  13
SECTION 1.07.   Language of Notices, etc............................................................  13
SECTION 1.08.   Conflict with Trust Indenture Act...................................................  13
SECTION 1.09.   Effect of Headings and Table of Contents............................................  13
SECTION 1.10.   Successors and Assigns..............................................................  13
SECTION 1.11.   Separability Clause.................................................................  14
SECTION 1.12.   Benefits of Indenture...............................................................  14
SECTION 1.13.   Legal Holidays......................................................................  14
SECTION 1.14.   Governing Law.......................................................................  14
SECTION 1.15    Submission to Jurisdiction..........................................................

                                                     ARTICLE TWO

                                                Forms of the Securities

SECTION 2.01.   Forms Generally.....................................................................  14
SECTION 2.02.   Form of Securities..................................................................  15
SECTION 2.03.   Form of Trustee"s Certificate of Authentication.....................................  15
SECTION 2.04.   Global Securities...................................................................  15
SECTION 2.05.   Guarantee by Guarantor; Form of Guarantee...........................................  16

                                                    ARTICLE THREE

                                                    The Securities

SECTION 3.01.   Title and Terms.....................................................................  18
SECTION 3.02.   Denominations.......................................................................  22
SECTION 3.03.   Execution, Authentication, Delivery and Dating......................................  22
SECTION 3.04.   Registrar, Paying Agent and Depositary..............................................  25
SECTION 3.05.   Temporary Securities................................................................  26
SECTION 3.06.   Transfer and Exchange...............................................................  27
SECTION 3.07.   Mutilated, Destroyed, Lost and Stolen Securities....................................  29
SECTION 3.08.   Payment of Interest; Interest Rights Preserved......................................  30
SECTION 3.09.   Persons Deemed Owners...............................................................  31
SECTION 3.10.   Cancellation........................................................................  31
SECTION 3.11.   Computation of Interest.............................................................  32
SECTION 3.12.   Currency Indemnity..................................................................  32
SECTION 3.13.   CUSIP Numbers.......................................................................  32
SECTION 3.14.   Book-Entry Only System..............................................................  33


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                                                      ARTICLE FOUR

                                                  Redemption of Securities
SECTION 4.01.   Applicability of Article............................................................  33
SECTION 4.02.   Election To Redeem; Notice To Trustee...............................................  33
SECTION 4.03.   Selection by Registrar of Securities To Be Redeemed.................................  33
SECTION 4.04.   Notice of Redemption................................................................  34
SECTION 4.05.   Deposit of Redemption Price.........................................................  35
SECTION 4.06.   Securities Payable on Redemption Date...............................................  35
SECTION 4.07.   Securities Redeemed in Part.........................................................  35
SECTION 4.08.   Redemption Suspended During Event of Default........................................  35

                                                  ARTICLE FIVE

                                                   Covenants

SECTION 5.01.   Payment of Principal, Premium and Interest..........................................  36
SECTION 5.02.   Maintenance of Office or Agency.....................................................  36
SECTION 5.03.   Money for Security Payments To Be Held in Trust.....................................  37
SECTION 5.04.   Additional Amounts..................................................................  38
SECTION 5.05.   Statement as to Compliance..........................................................  38
SECTION 5.06.   Maintenance of Corporate Existence, Rights and Franchises...........................  39

                                                 ARTICLE SIX

                      Holders" Lists and Reports by the Trustee, the Issuer and the Guarantor

SECTION 6.01.   Preservation of Information; Communications to Holders..............................  39
SECTION 6.02.   Reports, Records and Filings by the Trustee.........................................  41
SECTION 6.03.   Reports by the Issuer and the Guarantor.............................................  41

                                                ARTICLE SEVEN

                                          Events of Default and Remedies

SECTION 7.01.   Events of Default...................................................................  42
SECTION 7.02.   Acceleration of Maturity; Rescission and Annulment..................................  43
SECTION 7.03.   Collection of Indebtedness and Suits for Enforcement by Trustee.....................  44
SECTION 7.04.   Trustee May File Proofs of Claim....................................................  45
SECTION 7.05.   Trustee May Enforce Claims Without Possession of Securities.........................  46
SECTION 7.06.   Application of Money Collected......................................................  46
SECTION 7.07.   Limitation on Suits.................................................................  46

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
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SECTION 7.08.     Unconditional Right of Holders To Receive Principal, Premium
                  and Interest.......................................................................      47
SECTION 7.09.     Restoration of Rights and Remedies.................................................      47
SECTION 7.10.     Rights and Remedies Cumulative.....................................................      47
SECTION 7.11.     Delay or Omission Not Waiver.......................................................      48
SECTION 7.12.     Control by Holders.................................................................      48
SECTION 7.13.     Waiver of Past Defaults............................................................      48
SECTION 7.14.     Undertaking for Costs..............................................................      48
SECTION 7.15.     Waiver of Stay or Extension Laws...................................................      49

                                                    ARTICLE EIGHT

                                                     The Trustee

SECTION 8.01.     Certain Duties and Responsibilities................................................      49
SECTION 8.02.     Notice of Default..................................................................      50
SECTION 8.03.     Certain Rights of Trustee..........................................................      51
SECTION 8.04.     Not Responsible for Recitals or Issuance of Securities.............................      52
SECTION 8.05.     May Hold Securities................................................................      52
SECTION 8.06.     Money Held in Trust................................................................      52
SECTION 8.07.     Compensation and Reimbursement.....................................................      52
SECTION 8.08.     Disqualification; Conflicting Interests............................................      53
SECTION 8.09.     Corporate Trustee Required; Eligibility............................................      53
SECTION 8.10.     Resignation and Removal; Appointment of Successor Trustee..........................      54
SECTION 8.11.     Acceptance of Appointment by Successor Trustee.....................................      55
SECTION 8.12.     Merger, Conversion, Consolidation or Succession to Business of Trustee.............      56
SECTION 8.13.     Preferential Collection of Claims Against Issuer...................................      57
SECTION 8.14.     Appointment of Authenticating Agents...............................................      57

                                                    ARTICLE NINE

                                               Supplemental Indentures

SECTION 9.01.     Supplemental Indentures Without Consent of Holders.................................      58
SECTION 9.02.     Supplemental Indentures With Consent of Holders....................................      59
SECTION 9.03.     Execution of Supplemental Indentures...............................................      61
SECTION 9.04.     Effect of Supplemental Indentures..................................................      61
SECTION 9.05.     Conformity with Trust Indenture Act................................................      61
SECTION 9.06.     Reference in Securities to Supplemental Indentures.................................      61

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
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                                                   ARTICLE TEN

                             Amalgamation, Consolidation, Merger, Conveyance or Transfer

SECTION 10.01     Issuer May Consolidate, etc., Only on Certain Terms..............................        61
SECTION 10.02     Guarantor May Consolidate, etc., Only on Certain Terms...........................        62
SECTION 10.03     Successor Corporation Substituted................................................        63

                                                   ARTICLE ELEVEN

                                             Satisfaction and Discharge

SECTION 11.01     Option to Effect Legal Defeasance or Covenant Defeasance.........................        63
SECTION 11.02     Legal Defeasance and Discharge...................................................        64
SECTION 11.03     Covenant Defeasance..............................................................        64
SECTION 11.04     Conditions to Legal or Covenant Defeasance.......................................        64
SECTION 11.05     Deposited Money and Government Securities to be Held in Trust; Other
                  Miscellaneous Provisions.........................................................        66
SECTION 11.06     Repayment to Issuer..............................................................        66
SECTION 11.07     Reinstatement....................................................................        67
SECTION 11.08     Satisfaction and Discharge of Indenture..........................................        67
SECTION 11.09     Application of Trust Money.......................................................        68
SECTION 11.10     Reinstatement....................................................................        68

                                                   ARTICLE TWELVE

                           Immunity of Incorporators, Stockholders, Officers and Directors

SECTION 12.01     Exemption from Individual Liability..............................................        69

                                                  ARTICLE THIRTEEN

                                                    Sinking Funds

SECTION 13.01     Applicability of Article.........................................................        69
SECTION 13.02     Satisfaction of Sinking Fund Payments with Securities............................        69
SECTION 13.03     Redemption of Securities for Sinking Fund........................................        70

                                                  ARTICLE FOURTEEN

                                          Meetings of Holders of Securities

SECTION 14.01     Purposes for Which Meetings May Be Called........................................        70
SECTION 14.02     Call, Notice and Place of Meetings...............................................        70

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
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
SECTION 14.03     Persons Entitled to Vote at Meetings.............................................        71
SECTION 14.04     Quorum; Action...................................................................        71
SECTION 14.05     Determination of Voting Rights" conduct and Adjourment of Meetings...............        72
SECTION 14.06     Counting Votes and Recording Action of Meetings..................................        73

                                                   ARTICLE FIFTEEN

                                                    Miscellaneous

SECTION 15.01     Counterparts......................................................................       73

     THIS INDENTURE, dated as of July 5, 2001, is made by and among Wal-Mart Stores, Inc., a Delaware corporation (the "Company"), Wal-Mart Cayman (Euro) Finance Co., a Cayman Islands exempted company ("Euro Finance Subsidiary"), Wal-Mart Cayman (Canadian) Finance Co., a Cayman Islands exempted company ("Canadian Finance Subsidiary") and Wal-Mart Cayman (Sterling) Finance Co., a Cayman Islands exempted company ("Sterling Finance Subsidiary"), each of which has its principal executive office at 702 SW 8th Street, Bentonville, Arkansas 72716, (Euro Finance Subsidiary, Canadian Finance Subsidiary and Sterling Finance Subsidiary are collectively referred to herein as the "Finance Subsidiaries," and together with the Company in its capacity as an Issuer of Securities, as the "Issuers" and each as an "Issuer"), Wal-Mart Stores, Inc., in its capacity as guarantor of Securities issued by any of the Finance Subsidiaries (the "Guarantor"), and Bank One Trust Company, NA, a national banking association, having its principal corporate trust office at 70 West Madison, Suite IL1-0823, Chicago, Illinois 60670-0823 (the "Trustee").


                            RECITALS OF THE ISSUERS

     The Issuers deem it necessary from time to time to issue their unsecured notes, debentures, bonds and other evidences of indebtedness which shall be issued in one or more Series (hereinafter called the "Securities") as hereinafter set forth. The Guarantor shall guarantee all Securities issued hereunder by a Finance Subsidiary. To provide therefor, each Issuer and the Guarantor have duly authorized the execution and delivery of this Indenture. All actions necessary to make this Indenture a valid agreement of the Issuers and the Guarantor have been taken.

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, each Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Securities and of any Series thereof, and the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Guaranteed Securities and of any Series thereof, as follows:

                                  ARTICLE ONE

                             Definitions and Other
                       Provisions of General Application

      SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires or any Security issued hereunder shall expressly define a term defined below in a different manner:

          (i) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more Supplemental Indentures, entered into pursuant to the applicable provisions hereof, and, with reference to the Securities of any Series, shall include the terms and conditions of that Series as established in accordance with Section 3.01;

          (ii) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision of this Indenture;

          (iii) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (iv) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

          (v) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as may be otherwise expressly provided herein or in one or more Supplemental Indentures, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Issuer" means, with reference to any particular Securities or any particular Series, the Issuer that issues or will issue and is or will be the primary obligor with respect to those Securities or of Securities of that Series.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary that apply to such transfer or exchange at the relevant time.

     "Authenticating Agent" means any Person authorized, pursuant to Section 8.14, to act on behalf of the Trustee to authenticate Securities.

     "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Authorized Officer," with respect to (i) each of the Issuers, means each of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice Chairman of the Board, the Chief Financial Officer, any Executive or Senior Vice President, the Controller, the Treasurer and the Vice President of Planning and Analysis, of that Issuer to the extent that Issuer appoints any such officer and (ii) the Guarantor, means each of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice Chairman of the Board, the Chief Financial Officer, any Executive or Senior Vice President, the Controller, the Treasurer and the Vice President of Planning and Analysis of the Guarantor.

     "Board of Directors" means, with respect to the Applicable Issuer or the Guarantor, the board of directors, the executive committee of the board of directors or any other committee of the board of directors or any other group of its directors, which other committee or group has been duly authorized by its board of directors or to which its board of directors has delegated the authority, either generally or specifically, to make a decision on the matter in question or to bind the Applicable Issuer or Guarantor as to the matter in question.

     "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Applicable Issuer or the Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day, other than a Saturday or Sunday, on which banking institutions in the City of New York, New York and any Place of Payment for the Securities are open for business.

     "Clearstream, Luxembourg" means Clearstream Banking, Luxembourg, societe anonyme or its successors.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor corporation.

     "corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 3.08.

     "Definitive Security" means one or more certificated Securities registered in the name of the Holder thereof and issued in accordance with Section 3.06.

     "Depositary" means, with respect to the Securities of any Series issuable or issued in the form of a Global Security, the Person initially designated as the depositary for the Securities of that Series by the Applicable Issuer pursuant to Section 3.01 until a successor Depositary shall have been appointed for the Securities of that Series pursuant to Section 3.06, and thereafter "Depositary" shall mean or include each Person who is appointed as a depositary with respect to the Securities of that Series pursuant to
Section 3.06.

     "Designated Currency" has the meaning specified in Section 3.12.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Euroclear" means Euroclear Bank S.A./N.V.


     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

     "Event of Default" has the meaning specified in Section 7.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

     "Exchange Rate" means, with respect to any Securities of a Series that are denominated in the currency of one country or a composite currency, but are required to be paid in, or, at the option of the Holders of the Securities, will be payable in, the currency of another country or composite currency, the rate at which the currency or composite currency of denomination will be converted into the currency or composite currency of payment or determined in accordance with the terms of those Securities.

     "Exchange Rate Agent" means an agent appointed to determine the Exchange Rate if it is not expressly stated in the terms of any Security and to calculate the amounts payable under a Security if payable in the currency of a country or a composite currency other than the currency in which that Security is denominated.

     "Federal Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal law.

     "Finance Subsidiary" means each of the Persons named as a "Finance Subsidiary" in the first paragraph of this Indenture until a successor entity or other business organization to such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Finance Subsidiary" shall mean that successor corporation.

     "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

     "Global Exchange Date" has the meaning specified in Section 3.05(b)(ii).

     "Global Security" means a Security issued to evidence all or a part of the Securities of a Series in accordance with Section 3.03.

     "Guarantee" means the guarantee of the Guarantor as endorsed on each Guaranteed Security authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Section 2.05 of this Indenture as annexed to, endorsed on, a Guaranteed Security and all other obligations and covenants of the Guarantor contained in this Indenture and any Guaranteed Securities.


     "Guaranteed Securities" means Securities of any Series issued by the applicable Finance Subsidiary, authenticated and delivered under this Indenture and guaranteed by the Guarantor.

     "Guarantor" means Wal-Mart Stores, Inc., a Delaware corporation, and its successors and any other Person who shall by a Supplemental Indenture become a Guarantor with respect to any Series.

     "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Guarantor by any Authorized Officer of the Guarantor and delivered to the Trustee.

     "Holder" with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Register.

     "interest," when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means the interest accruing with respect to that Security after Maturity.

     "Interest Payment Date" means, with respect to any Series of Securities, the Stated Maturity of an installment of interest on such Securities.


     "Issue Date" means, with respect to any Securities, the date on which those Securities are originally issued under this Indenture.


     "Issuer" and "Issuers" have the meanings assigned to such terms in the first paragraph of this instrument until any successor entity or other business organization shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean any such successor corporation to one of the Persons named in the first paragraph of this instrument.

     "Issuer Request" and "Issuer Order" mean, respectively, a written request or order signed in the name of the Applicable Issuer by an Authorized Officer of that Issuer, and delivered to the Trustee.

     "Maturity" means, with respect to any Security, the date on which the principal of that Security (or any installment of principal) becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, pursuant to any redemption right, pursuant to any put or repurchase right or otherwise.

     "Officers' Certificate" means a certificate signed by an Authorized Officer or Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Applicable Issuer or the Guarantor, and delivered to the Trustee. Each such certificate shall contain the statements set forth in Section 1.02, if applicable.

     "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Applicable Issuer, and who shall be reasonably acceptable to the Trustee. Each such opinion shall contain the statements set forth in Section 1.02, if applicable.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

     "Outstanding" means, with respect to all Securities issued pursuant to this Indenture or the Securities of any Series, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:


          (i) those Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) those Securities for whose payment, redemption or repurchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Applicable Issuer) in trust or set aside and segregated in trust by the Applicable Issuer (if the Applicable Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed pursuant to any redemptive right, or repurchased pursuant to any payment or repurchase right, notice of such redemption has been duly given pursuant to this Indenture or a provision therefor satisfactory to the Trustee has been made; and

          (iii) such Securities in lieu of which other Securities have been authenticated and delivered pursuant to Section 3.07 of this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given or made any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02, and Securities owned by the Applicable Issuer or any other obligor upon the Securities or any Affiliate of the Applicable Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the securities of any affiliate of such Issuer or such other obligor.

     "Participant" means, with respect to the Depositary, a Person who maintains an account with the Depositary, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream, Luxembourg) as a participant in the Depositary.

     "Paying Agent" shall have the meaning specified in Section 3.04.

     "Person" means any individual, corporation, company limited by shares, partnership, limited liability company, joint venture, association, joint-stock company, trust, business trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any Series, the place or places where, subject to the provisions of Sections 3.04 and 5.02, the principal of, premium, if any, and interest on the Securities of that Series are payable as specified in accordance with the terms of the Securities of that Series.


     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal Corporate Trust Office" means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is at the address set forth in the first paragraph of this instrument.

     "Principal Paying Agent" means the Paying Agent, if any, designated as such by the Applicable Issuer pursuant to Section 3.01 of this Indenture.

     "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption pursuant to this Indenture.

     "Redemption Price" means, with respect to any Security to be redeemed, the price specified in, or determined in accordance with the terms of, such Security at which it is to be redeemed pursuant to such Security and this Indenture.

     "Registered Security" means any Security in the form established pursuant to Section 2.02 that is registered in the Register.

     "Registrar" shall have the meaning specified in Section 3.04.

     "Registry" shall have the meaning specified in Section 3.04.

     "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date" or as the "Record Date."

     "Remarketing Entity" means, with respect to the Securities of any Series that are repayable or must be repurchased by the Issuer or another Person at the option of the Holders thereof before their Stated Maturity, any Person designated by the Applicable Issuer to purchase any such Securities and remarket any or all of the Outstanding Securities of that Series.


     "Repurchase Date" means, with respect to any Security to be repurchased, the date fixed for such repurchase pursuant to the terms of that Security and this Indenture.

     "Repurchase Price" means, with respect to any Security to be repurchased pursuant to the terms of that Security and this Indenture, the price specified in, or determined in accordance with the terms of, such Security at which it is to be repurchased pursuant to the terms of that Security and this Indenture.

     "Responsible Officer" means, when used with respect to the Trustee, any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any statute successor thereto.


     "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time more than one Person is acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any Series as to which such Person is not Trustee.

     "Series" means a series of Securities designated or established pursuant to
Section 3.01, all of which Securities in such series shall have like terms and conditions (other than the principal amount thereof).

     "Series Terms Certificate" has the meaning specified in Section 3.01.





     "Special Record Date" means the date fixed by the Trustee pursuant to
Section 3.08 for the payment of any Defaulted Interest.

     "Stated Maturity" means, when used with respect to any Security of any Series or any payment or installment of principal thereof or interest payable pursuant to the Security, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest payable pursuant to that Security, is due and payable.

     "Subsidiary" means, with respect to an Issuer or the Guarantor, a corporation, limited liability company, company limited by shares, trust, business trust, partnership, joint stock company, or unincorporated association, at least a majority of the outstanding voting equity interests of which are owned, directly or indirectly, by such Issuer or Guarantor, or by such Issuer or Guarantor and one or more other Subsidiaries of such Issuer or Guarantor, or by such

Issuer or Guarantor and one or more other Subsidiaries of such Issuer or Guarantor. For purposes of this definition, the term "voting equity interests" means equity interests having ordinary voting power for the election of directors, managers, trustees or other Persons in which the power to manage the entity issuing such equity interests is vested, irrespective of whether or not equity interests of any other class or classes shall have or might have voting power by reason of the occurrence of any contingency.


     "Supplemental Indenture" means an indenture supplemental to this Indenture, which supplements, amends or modifies this Indenture and is entered into by the parties to this Indenture as provided in Article Nine.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, and, to the extent required by law, as amended.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Alien" means, except as otherwise provided in or pursuant to this Indenture, any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

     "Vice President," when used with respect to the Applicable Issuer or the Trustee, means any Vice President, whether or not designated by a number or a word or words added before or after the title "Vice President."

       SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by an Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Applicable Issuer or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition provided for in this Indenture (except as otherwise expressly provided in this Indenture or a certificate provided pursuant to TIA (S)314(a)(4)) shall comply with the provisions of TIA (S)314(e) and shall include:

          (i) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement which, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

       SECTION 1.03. Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an officer of an Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate provided by counsel or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of an Issuer or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of that Issuer or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

       SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or in the Securities of any Series to be given or taken by Holders or Holders of the Securities of that Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, if such is authorized by the vote of the Holders at a meeting of the Holders duly called in accordance with the provisions of Article Fourteen, a record of the actions taken by the Holders at that meeting. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Applicable Issuer or, as to Guaranteed Securities, the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or any such Person being a Holder of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee, the Applicable Issuer and, as to Guaranteed Securities, the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 14.06.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Registry.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Applicable Issuer in reliance thereon, whether or not notation of such action is made upon such Security.


     (e) For purposes of determining the principal amount of Outstanding Securities of any Series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Security in the currency in which such Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Applicable Issuer or the Guarantor, by Holders of the required aggregate principal amount of the Outstanding Securities of such Series (or, if there is no such rate on such date, such rate on the date determined as specified as contemplated in Section 3.01).

     (f) An Applicable Issuer or, as to any Guarantees, the Guarantor may, in the circumstances permitted by the Trust Indenture Act, set a record date for purposes of determining the identity of Holders of Securities of any Series entitled to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act, or to vote or consent to any action by vote or consent authorized or permitted to be given or taken by Holders of Securities of such Series. If not set by the Applicable Issuer or the Guarantor prior to the first solicitation of a Holder of Securities of such Series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 6.01 prior to the commencement of such solicitation.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

     (h) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 3.01 or pursuant to one or more Supplemental Indentures, a Holder, including a Depositary that is the Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

     (i) The Applicable Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

       SECTION 1.05. Notices, etc., to Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (i) the Trustee by any Holder or by an Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, Attention: Corporate Trustee Administration Department; or

          (ii) an Issuer or the Guarantor by any Holder or by the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, by certified or registered mail, with the postage prepaid, to such Issuer or the Guarantor, to the attention of its Treasurer, or by an overnight delivery service that provides for confirmed receipts of delivery addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by such Issuer or the Guarantor.


       SECTION 1.06. Notices to Holders; Waiver. Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first class, postage prepaid, to each Holder of Registered Securities affected by such event, at the Holder's address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made at a time and in a manner approved by the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       SECTION 1.07. Language of Notices, etc. Any request, demand, authorization, direction, notice, consent, or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

       SECTION 1.08. Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control.

       SECTION 1.09. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

       SECTION 1.10. Successors and Assigns. All covenants and agreements in this Indenture by the Issuers and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

       SECTION 1.11. Separability Clause. In case any provision in this Indenture or in the Securities of any Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       SECTION 1.12. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

       SECTION 1.13. Legal Holidays. Unless otherwise provided as contemplated by Section 3.01 with respect to any Series of Securities, in any case where any Interest Payment Date, Stated Maturity, Repayment Date, Repurchase Date or Redemption Date of any Security or any date on which any Defaulted Interest is proposed to be paid shall not be a Business Day at any Place of Payment, then (notwithstanding any other provisions of the Securities or this Indenture) payment of the principal of, premium, if any, or interest on any Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Stated Maturity, Repayment Date, Repurchase Date or Redemption Date or on the date on which Defaulted Interest is proposed to be paid, and, if such payment is made, no interest shall accrue on such payment for the period from and after any such Interest Payment Date, Stated Maturity, Repayment Date, Repurchase Date or Redemption Date, or date on which Defaulted Interest is proposed to be paid, as the case may be.


       SECTION 1.14. Governing Law. This Indenture, each of the Securities and each of the Guarantees shall be construed in accordance with and governed by the laws of the State of New York.

       SECTION 1.15. Submission to Jurisdiction. Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Indenture, the Securities or, in the case of Guaranteed Securities, the Guarantees or the transactions contemplated hereby or thereby, may be instituted in any of the courts of the State of New York and the United States District Courts, in each case located in the Borough of Manhattan, The City of New York. In addition, each such party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each such party hereby irrevocably waives any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Indenture, the Securities or, in the case of Guaranteed Securities, the Guarantees or the transactions contemplated hereby or thereby. Each such party agrees that final judgment in any suit, action or proceeding brought in such a court shall be conclusive and binding upon it an my be enforced in any court to whose jurisdiction it is subject by a suit upon such judgment.

       For purposes of any such suit, action or proceeding brought in any of the foregoing courts, each of the Company and the Finance Subsidiaries irrevocably designates CSC Corporation Service Company, whose address on the date hereof is 80 State Street, Albany, New York 12207-2543, U.S.A., to receive for and on behalf of it and its property service of copies of the summons and complaints and any other process, by personal service or by mail, which maybe served in any such suit, action or proceeding. Such service may be made by mailing or delivering a copy of such process to such agent at the above address. In the event that such agent for service of process resigns or ceases to serve as the agent of the Company and the Finance Subsidiaries, each of the Company and the Finance Subsidiaries agrees to give notice (as provided herein) to the Trustee of the name and address of any new agent for service of process with respect to it appointed hereunder. Each of the Company and the Finance Subsidiaries agrees that the failure of its agent for service of process to forward such service to it shall not impair or affect the validity of such service or of any judgment based thereof.

       If, despite the foregoing, in any such suit, action or proceeding brought in any of the aforesaid courts, there is for any reason no such agent for service of process for each of the parties available to be served, then to the extent that service of process by mail shall then be permitted by applicable law, each of such parties further irrevocably consents to the service of process on it in any such suit, action or proceeding in any such court by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 1.05 hereof.

       Nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Indenture in any other state, country or jurisdiction.



       To the extent that the Company or any of the Finance Subsidiaries may in any jurisdiction claim for itself or its property any immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its property such immunity (whether or not claimed), the Company or such Finance Subsidiary irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.


                                  ARTICLE TWO

                            Forms of the Securities

       SECTION 2.01. Forms Generally. (a) All Securities shall have such appropriate terms, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange and the Depositary, if any, for Securities of a Series or as may, consistently herewith, be determined by the Authorized Officers of the Applicable Issuer executing such Securities, as evidenced by their execution of the Securities.

     (b) Unless otherwise provided as contemplated by Section 3.01 with respect to any Series of Securities, the Securities of each Series shall be issuable in registered form without coupons.

     (c) The Securities, along with any Guarantee thereof endorsed thereon, shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods on any type of paper, as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      SECTION 2.02. Form of Securities. Each Security in a Series shall be in a form approved by or pursuant to a Supplemental Indenture or a Board Resolution or by an Authorized Officer or Authorized Officers of the Applicable Issuer pursuant to authority delegated to that Authorized Officer or those Authorized Officers pursuant to a Board Resolution. If the form of the Securities of a Series is not prescribed by the Supplemental Indenture relating to that Series, upon or prior to the delivery to the Trustee for authentication of the first Security to be issued of that Series, the Applicable Issuer shall deliver to the Trustee, the Board Resolution by or pursuant to which such form of the Security for that Series has been approved, which Board Resolution shall have attached thereto a copy of the form of the Security approved, or a certificate of an Authorized Officer of the Applicable Issuer, attested to by the Secretary or an Assistant Secretary of the Applicable Issuer, certifying that an Authorized Officer, acting pursuant to delegated authority from the Board of Directors, approved the form of the Securities of that Series and attaching a copy of the form of the Security approved and a true and complete copy of the resolutions of the Board of Directors of the Applicable Issuer delegating authority to that Authorized Officer to approve the form of Securities. If temporary Securities of any Series are issued in global form as permitted by Section 3.05, the form thereof also shall be established as provided in this Section 2.02.

      SECTION 2.03. Form of Trustee's Certificate of Authentication. The Trustee's certificates of authentication on the Securities issued pursuant to this Indenture shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the Series designated as set forth in the within-mentioned Indenture that is issued under the within-mentioned Indenture.

                                      BANK ONE TRUST COMPANY, NA
                                   ---------------------------------,
                                   as Trustee,


                                   By
                                      -----------------------------------
                                          Authorized Signatory


      SECTION 2.04. Global Securities. If Securities of a Series are issuable in whole or in part in global form, as specified as contemplated by Section 3.01, then, notwithstanding clause (xiv) of Section 3.01 and the provisions of
Section 3.02, such Global Security shall represent such of the outstanding Securities of that Series as shall be specified in such Global Security and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges or partial redemptions or increased to reflect the issuance of additional uncertificated Securities of that Series. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities of a Series represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Issuer Order of the Applicable Issuer and, in the case of a Guaranteed Security, in the Guarantor Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.05.

     Global Securities shall be issued in registered form and in either temporary or permanent form.

      SECTION 2.05. Guarantee by Guarantor; Form of Guarantee. The Guarantor agrees, for the benefit of each Holder of each Security issued by an Issuer other than the Company, authenticated and delivered by the Trustee, and with the Trustee on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantee, which shall be endorsed on the Guaranteed Security, and authorizes the Trustee to confirm such Guarantee to the Holder of each such Guaranteed Security by its execution and delivery of each such Guaranteed Security, with such Guarantees endorsed thereon, authenticated and delivered by the Trustee.

     The Guarantees on the Guaranteed Securities shall, subject to Section 2.01, be in substantially the form set forth below:

                               FORM OF GUARANTEE
                                      OF
                             WAL-MART STORES, INC.

     For value received, Wal-Mart Stores, Inc., a Delaware corporation, having its principal executive offices at 702 S.W. 8th Street, Bentonville, Arkansas 72716 (the "Guarantor," which term includes any successor Person thereto under the Indenture referred to in the Security to which this Guarantee is annexed or upon which this Guarantee is endorsed (the "Guaranteed Security")), hereby unconditionally and irrevocably guarantees to the Holder of the Guaranteed Security and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, premium, if any, and interest on the Guaranteed Security, the due and punctual payments of any Redemption Price or Repurchase Price referred to therein, the due and punctual payment of any sinking fund or analogous payments referred to therein, and the due and punctual payment of any other amounts due and payable to the Holder of the Guaranteed Security pursuant to the terms of the Guaranteed Security (the "Guaranteed Obligations"), when and as the same shall become due and payable, whether on the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms of the Guaranteed Security and of the Indenture referred to therein (as amended and supplemented from time to time, the "Indenture").


     If [insert here the name of the Applicable Issuer], a Cayman Islands limited liability company (herein called the "Issuer," which term includes any successor Person thereto under such Indenture), fails to pay punctually any Guaranteed Obligation, the Guarantor hereby agrees to pay that Guaranteed Obligation, or to cause that Guaranteed Obligation to be paid, punctually when and as the same shall become due and payable, whether on the Stated Maturity or any declaration of acceleration, call for redemption, exercise of any Repurchase Right of the Holders or otherwise, and as if such payment were made by the Issuer.


     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of the Guaranteed Security or the Indenture, any failure to enforce the provisions of the Guaranteed Security or the Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of the Guaranteed Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Guaranteed Security, increase the interest rate thereon, change the method or methods by which the interest rate thereon is determined or computed in a manner adverse to the Guarantor, increase any premium payable upon prepayment, redemption or repurchase thereof, alter the Stated Maturity thereof, increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article Five of the Indenture or increase the amount of any Redemption Price or any Repurchase Price or change the method or methods by which any Redemption Price or Repurchase Price is determined in a manner adverse to the Guarantor.


     The Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require, or any requirement that the Guarantor first institute and prosecute, a proceeding against the Issuer to collect any Guaranteed Obligation, protest or notice with respect to the Guaranteed Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under the Guaranteed Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on the Guaranteed Security.


     The Guarantor shall be subrogated to all rights of the Holder of such Guaranteed Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, that right of subrogation until the principal of, premium, if any, and interest on all Guaranteed Securities of the Series of which the Guaranteed Security is a part issued under such Indenture shall have been paid in full.


     No reference herein to such Indenture and no provisions of this Guarantee or of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Guaranteed Security.


     The Guarantor further agrees to be bound by all of the provisions of the Guaranteed Security and the Indenture applicable to it.


     This Guarantee shall not be valid or create an obligation of the Guarantor for any purpose until the certificate of authentication of the Guaranteed Security shall have been manually executed by or on behalf of the Trustee under such Indenture.


     All terms used and not otherwise defined in this Guarantee that are defined in such Indenture shall have the respective meanings ascribed to them in such Indenture.


     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     Executed and dated as of the date of the Guaranteed Security to which this Guarantee is annexed or on which this Guarantee is endorsed.


                                   WAL-MART STORES, INC.


                                   By:_____________________________
                                   Name:
                                   Title:

                                 ARTICLE THREE

                                The Securities

      SECTION 3.01. Title and Terms. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. Each Issuer may issue up to the aggregate principal amount of Securities from time to time authorized by or pursuant to one or more Board Resolutions of that Issuer.

     The Securities of each Issuer may be issued in one or more Series. All Securities of each Series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to that Series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such Series. Unless expressly provided otherwise with respect to a Series, not all Securities of a Series need be issued at the same time, and, unless otherwise provided in the Securities of that Series or in this Indenture, a Series may be reopened and the aggregate principal amount of the Securities of a Series may be increased and additional Securities of that Series may be issued up to a maximum aggregate principal amount authorized for that Series, as that maximum aggregate principal amount may be increased from time to time. All Securities of a Series shall rank equally among themselves and with the other existing and future unsecured, unsubordinated indebtedness of the Applicable Issuer.

     An Issuer may from time to time establish one or more Series pursuant to this Indenture. A Series shall be established by (1) the execution and delivery of a Supplemental Indenture or (2) the adoption of a Board Resolution by the Applicable Issuer's Board of Directors establishing that Series. The specific terms and conditions of the Securities of any Series established shall be determined and set either (1) by the Supplemental Indenture that establishes the Series, (2) if the Series is established by a Supplemental Indenture, to the extent that those specific terms and conditions are not determined and set by that Supplemental Indenture, by the adoption of a Board Resolution or Board Resolutions by the Applicable Issuer's Board of Directors and, to the extent that those specific terms and conditions are not determined and set by the Supplemental Indenture or by the adoption of a Board Resolution or Board Resolutions by the Applicable Issuer's Board of Directors or by a combination of those means of determining and setting the specific terms and conditions of the Securities of that Series, by the action of one or more Authorized Officers of the Applicable Issuer pursuant to authority to determine and set the specific terms and conditions of the Securities of that Series specifically delegated by the

Applicable Issuer's Board of Directors to that Authorized Officer or those Authorized Officers of the Applicable Issuer or (3) if the Series is established by action of the Board of Directors, to the extent that those specific terms and conditions are not set by the adoption of a Board Resolution or Board Resolutions by the Applicable Issuer's Board of Directors, by the action of one or more Authorized Officers of the Applicable Issuer pursuant to authority to determine and set the specific terms and conditions of the Securities of that Series specifically delegated by the Applicable Issuer's Board of Directors to that Authorized Officer or those Authorized Officers of the Applicable Issuer. If the specific terms and specific conditions of the Securities of a Series are determined and set by action of the Board of Directors of the Applicable Issuer, that action shall be evidenced by a Board Resolution. If the specific terms and conditions of the Securities of a Series established by action of the Applicable Issuer's Board of Directors are determined and set by an Authorized Officer or Authorized Officers of the Applicable Issuer pursuant to authority delegated to them by the Applicable Issuer's Board of Directors, that action shall be evidenced by a certificate executed by the Authorized Officer or Authorized Officers of the Applicable Issuer determining and setting those terms and conditions, which certificate shall also be attested to by the Secretary or an Assistant Secretary of the Applicable Issuer (a "Series Terms
Certificate").


     Upon a Series being established and the specific terms and conditions of the Securities of that Series being determined and set otherwise than through a Supplemental Indenture, (1) the Applicable Issuer shall cause to be delivered to the Trustee an Officers' Certificate of such Issuer signed by an Authorized Officer of the Applicable Issuer and attested to by the Secretary or Assistant Secretary of such Issuer certifying that the Series has been established and the specific terms and conditions of the Securities of the Series have been determined and set and attaching to that Officers' Certificate (A) the Board Resolution establishing the Series, (B) the Board Resolution determining and setting the specific terms and conditions of the Securities of that Series or providing for the delegation of authority to one or more Authorized Officers of the Applicable Issuer to determine and set the specific terms and conditions of the Securities of that Series and (C) if an Authorized Officer or Authorized Officers of the Applicable Issuer has determined and set the specific terms and conditions of the Securities of that Series, attaching the Series Terms Certificate evidencing the action of that Authorized Officer or those Authorized Officers of the Applicable Issuer, and (2) if the Series comprises Guaranteed Securities, the Guarantor shall cause to be delivered to the Trustee an Officers' Certificate of the Guarantor executed by an Authorized Officer of the Guarantor and attested to by the Secretary or an Assistant Secretary of the Guarantor, certifying that the Guarantor has taken all corporate action necessary to authorize its Guarantee of each of the Securities of that Series and attaching the Board Resolution of the Guarantor's Board of Directors authorizing the Guarantee of the Securities of that Series and the endorsement of the Guarantees on the Securities of that Series. The Officers' Certificate of the Applicable Issuer, and the Officers' Certificate of the Guarantor, if any, that are required to be delivered to the Trustee in accordance with the immediately preceding sentence, may be provided before or at the time of the consummation of the first issuance of Securities of the Series to which those Officers' Certificates relate.


     Each Board Resolution of an Applicable Issuer determining and setting the specific terms and conditions of the Securities of a Series and each Series Terms Certificate shall set forth therein, and each Supplemental Indenture setting forth the terms and conditions of the Securities of a Series, shall set forth the following information as to the terms and conditions of that
Series:

          (i) the title of the Securities of the Series (which shall distinguish the Securities of the Series from all other Securities);


          (ii) whether any limit has been established upon the aggregate principal amount or aggregate initial public offering price of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that Series pursuant to this Article Three or Sections 4.07 or 9.06) and, if so, that maximum aggregate principal amount of Securities of that Series that may be issued;

          (iii)  any priority of payment set for the Securities of the Series;

          (iv) the date or dates on which the principal of and premium, if any, on the Securities of the Series or each installment of the principal of the Securities of the Series is payable;


          (v) the rate or rates, if any, at which the Securities of the Series shall bear interest, or the method or methods by which the rate or rates, if any, at which the Securities of the Series shall bear interest may be determined, the date or dates from which any interest shall accrue, the Interest Payment Dates on which any accrued interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

          (vi) whether any of the Securities of the Series will be issued as Original Issue Discount Securities and the portion of the principal amount as shown on the face of those Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section
     7.02 or at the time of any prepayment of those Securities or the method or methods for determining that portion of that principal amount payable at any of those times;




       (vii) whether the Applicable Issuer may prepay the Securities of the Series in whole or part and, if so, the time or times at which any such prepayment may be made, whether the prepayment may be made in whole or may be made in part from time to time and the terms and conditions on which such prepayment may be made, including the obligation to pay any premium, any break funding costs or any make-whole amount.


          (viii) whether and, if so, the extent to which, any of the Securities of the Series will be issuable in temporary or permanent global form, and, in such case, the Depositary or Depositaries for such Global Security or Global Securities, the terms and conditions, if any, upon which such Global Security may be exchanged in whole or in part for Definitive Securities, and the manner in which any interest payable on a temporary or permanent Global Security will be paid, whether or not consistent with Section 3.05 or 3.06;


          (ix) the office or offices or agency where, subject to Sections 3.04 and 5.02, the Securities may be presented for registration of transfer or exchange;

          (x) the place or places where, subject to the provisions of Sections 3.04 and 5.02, the principal of and premium, if any, and interest, if any, on Securities of the Series shall be payable;


          (xi) the right of the Applicable Issuer to redeem or repurchase the Securities of the Series, in whole or in part, at its option, the time or times or the period or periods within which, the price or prices at which, or the method or methods for determining the price or prices at which, and the terms and conditions upon which, Securities of the Series may be redeemed or repurchased by such Issuer;


          (xii) the obligation, if any, of the Applicable Issuer to repurchase or redeem Securities of the Series pursuant to any sinking fund or analogous provisions or without the benefit of any sinking fund or analogous provisions, stating whether each such redemption will be, at the option of a Holder of any Security of a Series or upon the occurrence of any stated event or satisfaction of any condition or conditions, the time or times or the period or periods within which, the price or prices at which, or the method or methods for determining the price or prices at which, and the terms and conditions upon which, the Securities of the Series shall be redeemed, repaid or repurchased, in whole or in part, pursuant to such obligation;


          (xiii) whether the Securities of the Series will be convertible into any other securities of the Applicable Issuer or exchangeable for other securities of that Issuer or any other Person, and, if so, the conversion or exchange price or prices or conversion or exchange ratio or ratios, when such conversion or exchange may occur, or the method or methods of determining that price or prices or that ratio or ratios and the other terms and conditions, including anti-dilution terms, upon which any conversion or exchange may occur;


          (xiv) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Registered Securities of the Series shall be issuable;


          (xv) the currency or currencies in which payment of the principal of, and premium, if any, interest on and any other amounts owing with respect to the Securities of that Series will be made, which may be in Dollars, a Foreign Currency or composite currency, any currency or currencies, if any, in which, at the election of each of the Holders thereof, payment of the principal of, and premium, if any, the interest and any other amounts owing with respect to Registered Securities, may be payable which may be in Dollars, Foreign Currency or composite currency and the periods within which and the terms and conditions upon which such election is to be made, the Exchange Rate for calculating the amount of the payment in a currency other than the currency or currencies in which the Securities of that Series are denominated or, if the Exchange Rate is not expressly stated in the Securities of that Series, the method or methods for determining the Exchange Rate, the Exchange Rate Agent, and if any payment may be made in a composite currency other than ECU, the agency or organization, if any, responsible for overseeing such composite currency;

          (xvi) if the amount of payments of principal of, premium, if any, or any interest on Securities of the Series may be determined with reference to an index, the method or methods by which such amounts shall be determined;


          (xvii) if the Securities of the Series are subordinated in right of payment to other Securities or other indebtedness of the Applicable Issuer, the terms and conditions of that subordination;


          (xviii) whether, and under what conditions, additional amounts will be payable to Holders of Securities of the Series pursuant to Section 5.04;


          (xix) information with respect to book-entry procedures, if any;


          (xx) any addition to or change in the Events of Default or covenants of the Issuer pertaining to the Securities of the Series;


          (xxi) whether the Securities of the Series will be subject to the defeasance provisions of Article Eleven or the terms, if any, on which they may otherwise be defeasible; and


          (xxii) any other terms and conditions of the Series (which terms and conditions shall not be inconsistent with the provisions of this Indenture).


     All Securities of any one Series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Officers' Certificate of the Applicable Issuer relating to the Series provided to the Trustee pursuant to this Section 3.01 and set forth or determined in the manner provided in that Officers' Certificate or in this Indenture or any Supplemental Indenture.

     Securities of any particular Series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption Dates or Repurchase Dates and may be denominated in different currencies or payable in different currencies.

      SECTION 3.02. Denominations. The Securities of each Series shall be issuable in such form and denominations determined as contemplated by Section
3.01. In the absence of any specification with respect to the Securities of any Series, the Registered Securities of each Series shall be issuable only as Securities without coupons in denominations of $1,000 and any integral multiple thereof.

      SECTION 3.03. Execution, Authentication, Delivery and Dating.

     (a) The Securities shall be executed on behalf of the Applicable Issuer by one of its Authorized Officers or such other officer or agent to which the authority to execute such Securities is delegated by the Applicable Issuer's Board of Directors, and by its Secretary or one of its Assistant Secretaries. The Guarantees annexed to, or endorsed on, Guaranteed Securities shall be executed on behalf of the Guarantor by one of its Authorized Officers or such other officer or agent of the

Guarantor to whom the authority to execute such Guarantees is delegated by the Guarantor's Board of Directors. The signatures of any or all of these officers or agents on the Securities or the Guarantees may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers or authorized agents of the Applicable Issuer shall bind such Issuer, notwithstanding that one or more of those individuals have ceased to hold a proper office prior to the authentication and delivery of such Securities or did not hold such offices or, in the case of an agent, continue to have proper authority at the date of such Securities. Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that one or more of those individuals have ceased to hold a proper office or, in the case of an agent, continue to have proper authority, prior to the authentication and delivery of the Guaranteed Securities on which the Guarantee was endorsed or did not hold such offices or, in the case of an agent, did not have proper authority at the date of such Guaranteed Securities.

     (b) At any time and from time to time after the execution and delivery of this Indenture, the Applicable Issuer may deliver Securities of any Series, executed by the Applicable Issuer with, if the Securities of that Series are Guaranteed Securities, the Guarantees annexed thereto or endorsed thereon by the Guarantor, to the Trustee for authentication, together with an Issuer Order and, as to Guaranteed Securities, a Guarantor Order, for the authentication and delivery of such Securities, and the Trustee shall, upon receipt of the Issuer Order and the Guarantor Order, if required, authenticate and deliver such Securities as this Indenture provides and not otherwise.


     If the Applicable Issuer shall establish pursuant to Section 3.01 that the Securities of a Series are to be issued in whole or in part in the form of one or more Global Securities, then the Applicable Issuer shall execute and the Trustee shall, in accordance with this Section and an Issuer Order of the Applicable Issuer for the authentication and delivery of such Global Securities with respect to that Series, authenticate and deliver one or more Global Securities in permanent or temporary form and, as to Guaranteed Securities, the Guarantor shall endorse the Guarantee thereon and such Global Securities (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such Series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.


     Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon,

     (a)  an Officers' Certificate required pursuant to Section 3.01;

     (b) an Issuer Order of the Applicable Issuer and, if applicable, a Guarantor Order; and

     (c)  an Opinion of Counsel complying with Section 1.02 and stating that:

          (i) the form of such Securities has been established in conformity with the provisions of this Indenture;

          (ii) the terms of such Securities or the manner of determining such terms, have been established in conformity with the provisions of this Indenture;

          (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Applicable Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Applicable Issuer, enforceable against such Issuer in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

          (iv)  such other matters as the Trustee may reasonably request.

     The Trustee shall not be required to authenticate any Securities if the issuance of the Securities pursuant to the Indenture will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a Series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution of the Applicable Issuer or Officers' Certificate otherwise required pursuant to Section 3.01 or the Issuer Order of the Applicable Issuer, Guarantor Order, if applicable, and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such Series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such Series to be issued and such documents reasonably contemplate the issuance of all Securities of such Series; provided that any subsequent request by the Applicable Issuer to the Trustee to authenticate Securities of such Series upon original issuance shall constitute a representation and warranty by such Issuer that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 3.01 shall be true and correct as if made on such date.

     An Issuer Order of the Applicable Issuer, Officers' Certificate or Board Resolution or Supplemental Indenture delivered by the Applicable Issuer, and a Guarantor Order, if any, delivered by the Guarantor, to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities that are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount, if any, established for such Series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Issuer Order of the Applicable Issuer upon telephonic (promptly confirmed in writing), electronic or written order of Persons designated in that Issuer Order, Officers' Certificate, Supplemental Indenture or Board Resolution and that such Persons are authorized to determine, consistent with that Issuer Order, Officers' Certificate,

Supplemental Indenture or Board Resolution, those terms and conditions of said Securities as are specified in that Issuer Order, Officers' Certificate, Supplemental Indenture or Board Resolution.

     Each Registered Security shall be dated the date of its authentication, and unless otherwise specified as contemplated by Section 3.01, any temporary Global Security referred to in Section 3.05 shall be dated as of the date of original issuance of that Security.

     No Security shall be entitled to any benefit under this Indenture or any Guarantee endorsed thereon or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by an Issuer, and such Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 3.10 together with a written statement (that need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by such Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      SECTION 3.04. Registrar, Paying Agent and Depositary.    (a)  Each of the
Issuers will maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities issued by it may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented and surrendered for payment ("Paying Agent"). The Registrar shall keep a register of the Securities issued by each Issuer ("Registry") and of their transfer and exchange. The Applicable Issuer may appoint one or more co-registrars and one or more additional paying agents for the Securities of each Series issued by it. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Applicable Issuer may change any Paying Agent or Registrar with respect to the Securities of any Series that it issues without notice to any Holder. That Issuer shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If an Applicable Issuer fails to appoint or maintain another entity as Registrar or Paying Agent for the affected Series of Securities, the Trustee shall act as that Registrar or Paying Agent, as the case may be. The Applicable Issuer or any of its Subsidiaries may act as Paying Agent or Registrar.

     (b) If an Issuer, the Guarantor or any of their respective Subsidiaries acts as Paying Agent for any Series, each such Paying Agent shall segregate and hold in a separate trust fund for the benefit of the Holders of the Securities of that Series all money held by it as Paying Agent with respect to the Securities of that Series. Upon any bankruptcy or reorganization proceedings relating to an Issuer, the Trustee shall serve as Paying Agent for the Securities issued by that Issuer.

     (c) If the Securities of a Series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Applicable Issuer, and the Guarantor (with respect to Guaranteed Securities), as the case may be, will maintain a Paying Agent for the Securities of that Series in Luxembourg or any other required city located outside the United States, so long as the Securities of that Series are listed on such exchange, and subject to any laws or regulations applicable thereto, in a Place of Payment for Securities of that Series located outside the United States an office for registration of transfer or exchange of Securities of that Series.

      SECTION 3.05. Temporary Securities. (a) If the Definitive Securities of any Series are to be printed on paper with engraved borders or engraved, then pending the preparation of Definitive Securities of that Series, the Applicable Issuer and, with respect to Guaranteed Securities, the Guarantor, may execute, and upon the receipt of an Issuer Order of the Applicable Issuer, a Guarantor Order, if applicable, and the receipt of the certifications and opinions required under Sections 3.01 and 3.03, the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the Definitive Securities in lieu of which they are issued in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     (b)  Unless otherwise provided pursuant to Section 3.01:

          (i) Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions of the following paragraphs, if temporary Securities of any Series are issued, the Applicable Issuer will cause Definitive Securities of such Series to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities of such Series shall be exchangeable for Definitive Securities of such Series upon surrender of the temporary Securities of such Series at the office or agency of the Applicable Issuer in a Place of Payment for that Series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any Series, the Applicable Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of such Series of authorized denominations and, as to Guaranteed Securities, the Guarantor shall execute the Guarantees endorsed on those Guaranteed Securities. Until so exchanged, the temporary Securities of any Series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such Series.

          (ii) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security as the "Global Exchange Date" (the "Global Exchange Date"), the Applicable Issuer shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 8.14, to any such Authenticating Agent, Definitive Securities in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by such Issuer. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Trustee or any such Authenticating Agent, as the Applicable Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for Definitive Securities without charge and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of Definitive

     Securities of the same Series, of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged.

          (iii) Upon any exchange of a portion of any such temporary Global Security, such temporary Global Security shall be endorsed by the Trustee or any such Authenticating Agent, as the case may be, to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary Global Security shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such Series authenticated and delivered hereunder.

      SECTION 3.06. Transfer and Exchange.

          (a) Upon surrender for registration of transfer of any Security of any Series at the office or agency of the Applicable Issuer maintained for such purpose, such Issuer shall execute, and upon receipt of an Authentication Order, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same Series of any authorized denomination or denominations, of like tenor and aggregate principal amount and, as to Guaranteed Securities, having endorsed thereon a Guarantee executed by the Guarantor. At the option of the Holder, Securities of any Series (other than a Global Security) may be exchanged for other Securities of the same Series of any authorized denomination or denominations of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the office or agency of the Applicable Issuer maintained for such purpose and, as to Guaranteed Securities having endorsed thereon a Guarantee executed by the Guarantor. Upon receipt at such office or agency of an appropriate request for exchange, the Applicable Issuer shall execute, and upon receipt of an Authentication Order, the Trustee shall authenticate and deliver in the name of the exchanging Holder, one or more new Securities of the appropriate Series of any authorized denomination or denominations of like tenor and aggregate principal amount to the Securities surrendered for exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by such Issuer, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Applicable Issuer, the Registrar and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.


          (b) Upon the issuance of a Global Security, the Depositary or its nominee will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Securities represented by the Global Security to the accounts of institutions that have accounts with the Depositary. The institutional accounts to be credited may be designated by the underwriter, underwriters, agent or agents for such Securities or, if the Securities are offered and sold directly by an Issuer, by the Applicable Issuer. Upon receipt of any payment in respect of a Global Security, the Depositary or its nominee will immediately credit the institutional accounts with amounts proportionate to their respective beneficial interests in the principal amount of the Global Security as shown in the records of the Depositary or its nominee.

          (c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Definitive Securities, a Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depositary for such Series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or a nominee of such successor
Depositary.


          (d) If at any time the Depositary for the Securities of a Series notifies the Applicable Issuer that it is unwilling or unable to continue as Depositary for the Securities of such Series or if at any time the Depositary for the Securities of such Series shall no longer be eligible under Section 3.03(b), such Issuer shall appoint a successor Depositary with respect to the Securities of such Series.

          (e) The Applicable Issuer may at any time and in its sole discretion determine that Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event, the Applicable Issuer will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of Securities of such Series, will authenticate and deliver, Definitive Securities of such Series in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing Securities of such Series (which, in the case of Guaranteed Securities, shall have annexed thereto or endorsed thereon a Guarantee executed by the Guarantor) in exchange for such Global Security or Global Securities.


          (f) If specified by the Applicable Issuer pursuant to Section 3.01 with respect to a Series of Securities, the Depositary for such Series of Securities may surrender a Global Security for such Series of Securities in exchange in whole or in part for Definitive Securities of such Series on such terms as are acceptable to such Issuer and such Depositary. Thereupon, such Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge: (1) to each Person specified by such Depositary a new definitive Security or Securities of the same Series (which, in the case of Guaranteed Securities, shall have annexed thereto or endorsed thereon a Guarantee executed by the Guarantor), of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security (which, in the case of Guaranteed Securities, shall have annexed thereto or endorsed thereon a Guarantee executed by the Guarantor) in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Definitive Securities delivered to Holders thereof.


          (g) Upon the exchange of a Global Security for Definitive Securities, such Global Security shall be cancelled by the Trustee. Definitive Securities exchanged for portions of a Global Security pursuant to this Section 3.06 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.


          (h) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.05 and 4.07).

          (i) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Applicable Issuer, evidencing the same indebtedness, and entitled to the same benefits under this Indenture and any Guarantees annexed thereto or endorsed thereon, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.


          (j) The Registrar shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 4.03 and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (C) to register the transfer of or to exchange a Security between a Record Date and the next succeeding Interest Payment Date.

          (k) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Issuer may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of, premium, if any, and interest on such Securities, payment of the redemption price of the Securities and for all other purposes, and none of the Trustee, any Agent or the Issuer shall be affected by notice to the contrary.

          (l) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 3.03.

       SECTION 3.07. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee or the Registrar, or if the Applicable Issuer, if the Security is a Guaranteed Security, the Guarantor, the Trustee and the Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there is delivered to the Applicable Issuer, if that Security is a Guaranteed Security, the Guarantor, the Trustee and the Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Applicable Issuer, if applicable, the Guarantor, the Trustee or the Registrar that such Security has been acquired by a bona fide purchaser, the Applicable Issuer and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same Series and Stated Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if that Security is a Guaranteed Security, the Guarantor shall execute the Guarantee endorsed thereon.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Applicable Issuer in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section 3.07, the Applicable Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.


     Every new Security of any Series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Applicable Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture and, if such Security is a Guaranteed Security, to the same benefits of the Guarantee with respect thereto, equally and proportionately with any and all other Securities of the same Series duly issued hereunder.

     The provisions of this Section 3.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the placement or payment of mutilated, destroyed, lost or stolen Securities.


       SECTION 3.08. Payment of Interest; Interest Rights Preserved. (a) Unless otherwise provided for by the terms of the Securities of any Series as established in accordance with Section 3.01, interest on any Registered Security that is payable, and is punctually paid or duly provided for on any Interest Payment Date shall unless otherwise provided in that Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for that interest payment. At the option of the Applicable Issuer, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

     (b) Any interest on any Registered Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Applicable Issuer, at its election in each case, as provided in clause (i) or clause (ii) below.

          (i) The Applicable Issuer may elect to make payments of any Defaulted Interest to the Persons in whose names any such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which Special Record Date shall be fixed in the following manner. The Applicable Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time such Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which Special Record Date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Applicable Issuer of such Special Record Date and, in the name and at the expense of the Applicable Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause
     (ii) of this Section 3.08.


          (ii) The Applicable Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities with respect to which there exists such default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Applicable Issuer to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.08, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other
Security.


       SECTION 3.09. Persons Deemed Owners.

     (a) Prior to due presentment for registration of transfer of any Registered Security, the Applicable Issuer, the Guarantor (if that Registered Security is a Guaranteed Security), the Trustee and any agent of the Issuer, the Guarantor (if applicable) or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and, subject to Section 3.08, interest on such Security, and for all purposes whatsoever, whether or not that Security is overdue, and neither the Applicable Issuer, if that Registered Security is a Guaranteed Security, the Guarantor, the Trustee nor any agent of the Applicable Issuer or the Trustee shall be affected by notice to the contrary.


     (b) None of the Applicable Issuer, the Guarantor (if the Global Security is a Guaranteed Security), the Trustee, any Paying Agent, any Authenticating Agent or the Registrar will have the responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest, and they shall be fully protected in acting or refraining from acting on any such information provided by the Depositary.


       SECTION 3.10. Cancellation. Unless otherwise provided with respect to a Series of Securities, all Securities surrendered for payment, registration of transfer, exchange, repayment or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. Either of the Applicable Issuer and, in the case of Guaranteed Securities, the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Issuer or the Guarantor, as the case may be, may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedures, and the Trustee shall deliver a certificate of such disposition to the Issuer.

       SECTION 3.11. Computation of Interest. Interest on the Securities of each Series shall be computed as shall be specified as in the terms of those Securities as established in accordance with Section 3.01; provided, however, that if the terms of any Securities do not provide a method for computation of interest with respect thereto, interest on that Security shall be computed on the basis of a 360-day year of twelve 30-day months.

       SECTION 3.12. Currency Indemnity. The Applicable Issuer may provide, pursuant to Section 3.01, for the Securities of any Series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 3.01, (a) the obligation, if any, of the Applicable Issuer to pay the principal of, premium, if any, and interest on the Securities of any Series in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.01 is of the essence and agrees that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Applicable Issuer to make payments in the Designated Currency of the principal of, premium, if any, and interest on such Securities shall, notwithstanding any payment in any other currency, whether pursuant to a judgment or otherwise, be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency, after any premium and cost of exchange, in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Applicable Issuer shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Applicable Issuer not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


       SECTION 3.13. CUSIP Numbers. The Applicable Issuer in issuing the Securities may use "CUSIP," "ISIN," or "Common Code" numbers or other Euroclear or Clearstream, Luxembourg reference numbers (if then generally in use), and if, so, the Trustee shall use such numbers in notices of redemption or other related material as a convenience to Holders; provided that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. Such Issuer shall promptly notify the Trustee of any change in any such reference number.

       SECTION 3.14. Book-Entry Only System. If made a part of the terms of the Securities of a Series in accordance with Section 3.01 with respect to Securities represented by a Global Security, Securities of a Series may be issued initially in book-entry only form and, if issued in such form, shall be represented by one or more Global Securities registered in the name of the Depositary or other depositary designated with respect thereto. So long as such system of registration is in effect, (a) Securities of a Series so issued in book-entry only form will not be issuable in the form of or exchangeable for Securities in certificated or definitive registered form, (b) the records of the Depositary or such other depositary will be determinative for all purposes as to the beneficial owners of the Securities of that Series and (c) neither the Applicable Issuer, the Guarantor (with respect to Guaranteed Securities) the Trustee nor any Paying Agent, Registrar or Transfer Agent for such Securities will have any responsibility or liability for (i) any aspect of the records relating to or payments made on account of owners of beneficial interests in the Securities of that Series, (ii) maintaining, supervising or reviewing any records relating to such beneficial interests, (iii) receipt of notices, voting and requesting or directing the Trustee to take, or not to take, or consenting to, certain actions hereunder, or (iv) the record and procedures of the Depositary or such other depositary, as the case may be.

                                 ARTICLE FOUR

                           Redemption of Securities

       SECTION 4.01. Applicability of Article. Securities of any Series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and, except as otherwise set forth in the terms of the Securities of that Series as established in accordance with 3.01, in accordance with this Article.

       SECTION 4.02. Election To Redeem; Notice To Trustee. The election of an Applicable Issuer to redeem any Securities redeemable at the option of that Applicable Issuer shall be evidenced by an Officers' Certificate. In case of any redemption at the election of that Applicable Issuer, that Applicable Issuer shall, at least 60 days prior to the Redemption Date fixed by that Applicable Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Registrar of such Redemption Date and of the principal amount of Securities of such Series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of those Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Applicable Issuer that is subject to a condition specified in the terms of those Securities, the Applicable Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

       SECTION 4.03. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities of any Series with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of that Series having such terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions of the principal amount of Securities of such Series of a denomination equal to or larger than the minimum authorized denomination for Securities of such Series. Unless otherwise provided by the terms of the Securities of any Series so selected for partial redemption, the portions of the principal of Securities of that Series so selected for partial redemption shall be, in the case of Registered Securities, equal to $1,000 or an integral multiple thereof, and the principal amount of any such Security that remains outstanding shall not be less than the minimum authorized denomination for Securities of such Series.

     The Trustee shall promptly notify the Applicable Issuer, the Registrar and the Co-Registrar, if any, in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.


     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security that has been or is to be redeemed.

       SECTION 4.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

     All notices of redemption shall state:

          (i)   the Redemption Date;

          (ii)  the Redemption Price;

          (iii) if less than all Outstanding Securities of any Series having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

          (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest, if any, thereon shall cease to accrue on and after said date;

          (v) the place or places where such Securities, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

          (vi)  that the redemption is for a sinking fund, if such is the case;
     and

          (vii) the CUSIP number or the Euroclear or the Clearstream, Luxembourg reference numbers (or any other number used by a Depository to identify such Securities), if any, of the Securities to be redeemed.

     A notice of redemption published as contemplated by Section 1.06 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of an Issuer shall be given by such Issuer or, on Issuer Request, by the Trustee in the name and at the expense of the Issuer.

       SECTION 4.05. Deposit of Redemption Price. At or prior to the opening of business on any Redemption Date, the Applicable Issuer shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if such Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 5.03) an amount of money sufficient to pay the Redemption Price of all the Securities that are to be redeemed on that date.


       SECTION 4.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Applicable Issuer shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Securities for redemption in accordance with said notice, those Securities surrendered shall be paid by the Applicable Issuer at the Redemption Price. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 3.08.

     If any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

       SECTION 4.07. Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at the office or agency of the Applicable Issuer in a Place of Payment therefor (with, if an Issuer or the Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Applicable Issuer and the Registrar duly executed by, the Holder of such Security or his attorney duly authorized in writing), and that Applicable Issuer and, if the Security surrendered is a Guaranteed Security, the Guarantor shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same Series and Stated Maturity, containing identical terms and conditions, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

       SECTION 4.08. Redemption Suspended During Event of Default. The Trustee shall not redeem any Securities (unless all Securities then Outstanding are to be redeemed) or commence the giving of any notice of redemption of Securities during the continuance of any Event of Default known to the Trustee, except that where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem such Securities, provided funds are deposited with it for such purpose. Any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be held in trust for the benefit of the Holders and applied in the manner set forth in Section 7.06; provided, however, that in case such Event of Default shall have been waived as provided herein or otherwise cured, such moneys shall thereafter be held and applied in accordance with the provisions of this Article.

                                 ARTICLE FIVE

                                   Covenants

       SECTION 5.01. Payment of Principal, Premium and Interest. The Applicable Issuer and, in the case of Guaranteed Securities, the Guarantor covenants and agrees for the benefit of each Series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of such Series in accordance with the terms of the Securities of that Series, any coupons appertaining thereto and this Indenture. Principal, premium if any, or interest payable with respect to any Securities shall be considered paid on the date due if the Paying Agent holds, or if an Issuer acts as its own Paying Agent, the Applicable Issuer holds in a segregated account in trust for the Holders due such payment, on the date money sufficient to pay all principal, and premium, if any, and interest then due. Unless otherwise set forth in the terms of Securities of Series established in accordance with Section 3.01, at the option of the Applicable Issuer, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.


       SECTION 5.02. Maintenance of Office or Agency. In addition to the offices and agencies maintained pursuant to Section 3.04, each Applicable Issuer will maintain in each Place of Payment for any Series of Securities as to which it issues Securities, an office or agency where Securities of any Series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Issuers in respect of the Securities of that Series and this Indenture may be served. The Guarantor will maintain in The City of New York an office or agency where notices and demands to or upon the Guarantor in respect of Guaranteed Securities of any Series and this Indenture may be served. Each such office may be the office of any Paying Agent appointed by the Applicable Issuer. Each of the Issuers and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Issuers or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Issuers and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands where Securities of that Series, if they are convertible or exchangeable, may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Issuers or the Guarantor, as the case may be, in respect of the Securities of that Series and this Indenture may be served.


     The Issuers and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more Series may be presented or surrendered for any or all of such purposes specified above in this Section. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

       SECTION 5.03. Money for Security Payments To Be Held in Trust. If the Applicable Issuer shall at any time act as its own Paying Agent for any Series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such Series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency in which the Securities of such Series are payable sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.


     Whenever an Applicable Issuer shall have one or more Paying Agents for any Series of Securities, it will, at or prior to the opening of business on each due date of the principal of, premium, if any, or interest on any Securities of such Series, deposit with a Paying Agent a sum in the currency in which the Securities of such Series are payable sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Applicable Issuer will promptly notify the Trustee of its action or failure so to act.


     The Applicable Issuer will cause each Paying Agent for any Series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will:


          (i) hold all sums held by it for the payment of principal of, premium, if any, or interest on Securities of that Series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (ii) give the Trustee notice of any default by the Applicable Issuer (or any other obligor upon the Securities of such Series) in the making of any payment of principal, premium or interest on the Securities of that Series; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Applicable Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon that such sums were held by the Issuer or such Paying Agent, and, upon such payments by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Applicable Issuer, in trust for the payment of the principal of, premium, if any, or interest on any Security of any Series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Applicable Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of that Security shall thereafter, as an unsecured general creditor, look only to the Applicable Issuer or, if that Security is a Guaranteed Security, to the Guarantor subject to the terms of the Guarantee with respect to that Security for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Applicable Issuer cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, that shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

       SECTION 5.04. Additional Amounts. If the Securities of a Series provide for the payment of additional amounts, the Applicable Issuer will pay to the Holder of any Security of any Series the additional amounts as provided in the terms of the Securities of that Series. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security of any Series or the net proceeds received on the sale or exchange of any Security of any Series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts, if applicable, in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a Series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that Series of Securities (or if the Securities of that Series will not bear interest prior to Maturity, the first day on which a payment of principal, and premium, if any, is made), and at least 10 days prior to each date of payment of principal, and premium, if any, or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Applicable Issuer will furnish the Trustee and the Applicable Issuer's Principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that Series shall be made to Holders of Securities of that Series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that Series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Issuer will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Applicable Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

       SECTION 5.05. Statement as to Compliance. The Applicable Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Applicable Issuer, an Officers' Certificate (that need not comply with Section 1.02) (provided, however, that one of the signatories of that shall be the Applicable Issuer's principal executive officer, principal financial officer or principal accounting officer) stating, as to each signer thereof, that:

          (i) a review of the activities of the Applicable Issuer during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

          (ii) to the best of each signer's knowledge, based on such review, (a) the Issuer has fulfilled all its obligations and complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant specifying each such default known to the signer and the nature and status thereof, and (b) no event has occurred and is occurring that is, or after notice or lapse of time or both would become, an Event of Default, or if such an event has occurred and is continuing, specifying such event known to him and the nature and status thereof.

     For purposes of this Section 5.05, compliance or default shall be determined without regard to any period of grace or requirement of notice provided for herein.


       SECTION 5.06. Maintenance of Corporate Existence, Rights and Franchises. So long as any of the Securities shall be Outstanding, each of the Issuers and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises to carry on its business; provided, however, that nothing in this Section 5.06 shall (i) require the Issuers or the Guarantor, as the case may be, to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders, (ii) prevent any consolidation or merger of the Issuers, or any conveyance or transfer of its property and assets substantially as an entirety to any person, permitted by Article Ten, or (iii) prevent the liquidation or dissolution of the Issuers or the Guarantor, as the case may be, after any conveyance or transfer of its property and assets substantially as an entirety to any person permitted by Article Ten.

                                  ARTICLE SIX

    Holders' Lists and Reports by the Trustee, the Issuer and the Guarantor

       SECTION 6.01. Preservation of Information; Communications to Holders; Communications Between Holders. (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of the Securities of each Series issued hereunder of the Securities of a Series issued hereunder and shall otherwise comply with TIA (S)312(a) with respect to each Series of Securities issued hereunder. If the Trustee is not the Registrar, the Applicable Issuer shall furnish, or shall cause the Registrar (if other than the Applicable Issuer) to furnish, to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of that Series, and the Applicable Issuer shall otherwise comply with TIA (S)312(a) with respect to the Securities of that Series. The Trustee may destroy any list furnished to it as provided in this Section 6.01 upon receipt of a new list so furnished.

     (b) If three or more Holders of Securities of any Series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such Series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such Series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.01(a), or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such Series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.01(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such Series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.01(a), a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.


     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuers, the Guarantor and the Trustee that none of the Issuers, the Guarantor, the Trustee, any Authenticating Agent, any Payment Agent or any Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with Section 6.01 or TIA (S)312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section
6.01 or TIA (S)312(b).

     (d) Holders may communicate pursuant to TIA (S)312(b) with other Holders with respect to their rights under this Indenture or the Securities of any Series issued hereunder. The Applicable Issuer, the Guarantor, if applicable, the Trustee, the Registrar and anyone else shall have the protection of TIA
(S)312(c), and the Trustee shall comply with TIA (S)312(b) in connection with any such communication.

       SECTION 6.02. Reports, Records and Filings by the Trustee.

          (a) The Trustee shall, within 60 days after May 15 of each year commencing with the year 2002, mail to each Holder reports concerning the Trustee and its action under the Indenture as may be required pursuant to
     Section 313(a) of the Trust Indenture Act if and to the extent and in the manner provided pursuant thereto. The Trustee shall comply with TIA
     (S)313(b)(2) and shall transmit by mail all reports as required by TIA
     (S)313(c). The Trustee shall also comply with the other provisions of
     Section 313 of the TIA. Reports pursuant to this Section shall be transmitted by mail (1) to all Holders of Registered Securities, as their names and addresses appear in the Register, and (2) except in the cases of reports under Section 313(b)(2) of the TIA, to each Holder of a Security of any Series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 6.01. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, and also with the Commission in accordance with TIA (S)313(d). The Applicable Issuer will notify the Trustee when any Securities are listed on any securities exchange.


          (b) The Trustee or The Paying Agent, as applicable, shall be responsible for (a) obtaining from Holders all Internal Revenue Service forms (and similar forms under applicable state, local, and foreign tax law) required under applicable U.S. federal, state, local, or foreign tax law in order to establish exemptions from or reductions in withholding taxes, (b) preparing, filing with the applicable taxing authority, and (to the extent required under applicable tax law) furnishing Holders with copies of, all tax reports or statements with respect to interest or principal payments on, or redemptions of, Securities which are required to be prepared, filed, and furnished under applicable U.S. federal, state, local, or foreign tax law, and (c) withholding and paying over to the applicable taxing authorities any tax withholdings that are required to be made under such applicable tax law.


          (c) The Trustee or The Paying Agent, as applicable, shall maintain all appropriate records documenting compliance with such requirements until such time as all applicable periods of limitation for assessing or collecting any taxes or penalties for failure to comply fully with such requirements have expired, and shall make such records available, on written request, to the Applicable Issuer or its authorized representative within a reasonable period of time after receipt of such request.

       SECTION 6.03. Reports by the Issuer and the Guarantor. The Applicable Issuer and, if any Guaranteed Securities are then Outstanding, the Guarantor will:

          (i) with the Trustee, within 15 days after the Applicable Issuer or the Guarantor, in the case of Guaranteed Securities, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that such Issuer or the Guarantor is then required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Applicable Issuer or the Guarantor is not required to file information, documents or reports pursuant to either of those sections of the Exchange Act, then in the case of Securities of which the Company is the Issuer, the Applicable Issuer, and in the case of Guaranteed Securities, the Guarantor will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a Security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Applicable Issuer and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) transmit by mail to Holders of Securities, in the manner and to the extent provided in Section 6.02(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer or pursuant to paragraphs (i) and (ii) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE SEVEN

                        Events of Default and Remedies

       SECTION 7.01. Events of Default. "Event of Default," with respect to any Series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular Series or it is specifically deleted or modified in the Supplemental Indenture, the Board Resolution or Officers' Certificate under which that Series of Securities is issued or in the form of Security for that Series:


          (i) the Applicable Issuer fails to pay any interest upon any Security of that Series when it becomes due and payable, and such failure continues for a period of 30 days; or

          (ii) the Applicable Issuer fails to pay the principal of, or premium, if any, on any Security of that Series at its Maturity; or

          (iii) with respect to the Securities of that Series the Applicable Issuer fails to perform, or a breach occurs as to any covenant or warranty it is obligated to perform or made by the Issuer in this Indenture

     (other than a covenant or warranty, a default in the performance of which or a breach of which is elsewhere in this Section specifically dealt with or that has expressly been included in this Indenture by means of a Supplemental Indenture solely for the benefit of Series of Securities other than that Series), and continuance of such failure or breach for a period of 90 days after there has been given, by registered or certified mail, to the Applicable Issuer and, if the Securities of that Series are Guaranteed Securities, to the Guarantor by the Trustee or by the Holders of at least 25% in principal amount of the Outstanding Securities of that Series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (iv) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Applicable Issuer or, if the Securities of that Series are Guaranteed Securities, the Guarantor, in an involuntary case under the Federal Bankruptcy Code or any other applicable federal, state or foreign bankruptcy, insolvency or similar law, adjudging the Applicable Issuer or the Guarantor, as applicable, a bankrupt, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer or the Guarantor, as applicable, under the Federal Bankruptcy Code or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Applicable Issuer or the Guarantor, as applicable, or of substantially all of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or


          (v) the institution by the Applicable Issuer or, if the Securities of that Series are Guaranteed Securities, the Guarantor, of proceedings to be adjudicated a bankrupt, or the consent of such Issuer or the Guarantor, as applicable, to the institution of bankruptcy proceedings against it, or the filing by that Applicable Issuer or the Guarantor, as applicable, of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal, State or foreign bankruptcy, insolvency or similar law, or the consent by the Issuer or the Guarantor, as applicable, to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Issuer or the Guarantor, as applicable, or of substantially all of its properties; or


          (vi) if Guaranteed Securities are then outstanding, the Guarantor repudiates its obligations under the Guarantees, or the Guarantees are determined to be unenforceable or invalid or shall, for any reason, cease to be in full force or effect; or

          (vii) any other Event of Default provided with respect to Securities of that Series.

      SECTION 7.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any Series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such Series may declare the principal of all the Securities of such Series (or, if the Securities of that Series are Original

Issue Discount Securities, such portion of the principal amount as may be specified in, or determined in accordance with, the terms of that Series) to be immediately due and payable, by giving a notice in writing to the Applicable Issuer or, if the Securities of that Series are Guaranteed Securities, the Guarantor (and to the Trustee if given by Holders), and upon any such declaration, such amount, together with accrued interest thereof, shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such Series by written notice to the Issuer and, if the Securities of that Series are Guaranteed Securities, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences, and any Event of Default giving rise to such declaration shall not be deemed to have occurred, if:

          (i) the Applicable Issuer or, if the Securities of that Series are Guaranteed Securities, the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                 (A) all overdue installments of interest on all Securities of such Series,

                 (B) the principal of and premium, if any, of the Securities of such Series that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such Series,

                 (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such Series, and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Registrar, any Paying Agent, and their agents and counsel and all other amounts due the Trustee under Section 8.07; and

          (ii) all Events of Default with respect to Securities of that Series, other than the nonpayment of the principal of Securities of that Series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.

          No such recession shall affect any subsequent default or impair any right consequent thereon.

      SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Applicable Issuer covenants and the Guarantor, as to any Guaranteed Securities, covenants, that if:

          (i) default is made in the payment of any installment of interest on any Security of any Series when such interest becomes due and payable and such default continues for a period of 30 days; or

          (ii) default is made in the payment of the principal of or premium, if any, on any Security of any Series at the Maturity thereof;

the Applicable Issuer or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security, the whole amount then due and payable on any Security of that Series for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be lawful, upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of any Security of that Series; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 8.07.

     If the Applicable Issuer or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Applicable Issuer or the Guarantor (if such Securities are Guaranteed Securities) or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Issuer or the Guarantor (if such Securities are Guaranteed Securities) or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to any Series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such Series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 7.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Applicable Issuer, the Guarantor, if any Guaranteed Securities are Outstanding at the time, or any other obligor upon the Securities or the property of the Issuer, the Guarantor, if any Guaranteed Securities are Outstanding at the time, or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal, (or, in the case of Original Issue Discount Securities, the portion of the stated principal of the Original Issue Discount Securities as may be provided in the terms thereof) premium, if any, and interest due and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07) and of the Holders allowed in such judicial proceeding; and


          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

      SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or under the Securities of any Series, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such Series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07, be for the ratable benefit of the Holders of the Securities of such Series in respect of that such judgment has been recovered.

      SECTION 7.06. Application of Money Collected. Any money collected by the Trustee with respect to a Series of Securities pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of that Series, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     8.07 with respect to the Securities of that Series;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities of that Series for principal, premium, if any, and interest in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Securities of that Series, for principal, premium, if any, and interest, respectively. The Holders of each Series of Securities denominated in any composite currency or a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of that Series of Securities and matured but unpaid interest on such Series of Securities in the currency in that that Series of Securities is denominated into Dollars at the Exchange Rate as of the Business Day immediately preceding the date of payment; and

          THIRD: To the Guarantor in an amount equal to the aggregate amount paid by the Guarantor with respect to Securities of that Series pursuant to its obligations under any Guarantee or Guarantees less any amounts recovered by the Guarantor from the Issuer in respect of the amounts paid by the Guarantor pursuant to any Guarantee or Guarantees with respect to those Securities;

          FOURTH:  The balance, if any, to the Applicable Issuer.

      SECTION 7.07. Limitation on Suits. No Holder of any Security of any Series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such Series;

          (ii) the Holders of not less than a majority in principal amount of the Outstanding Securities of such Series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such Series;

it being understood and intended that no one or more Holders of Securities of such Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such Series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such Series.

      SECTION 7.08. Unconditional Right of Holders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, that is absolute and unconditional, to receive payment of the principal of, premium, if any, and, subject to Section 3.08, interest on such Security on the respective Stated Maturities expressed in such Security or, in the case of redemption or repayment, on the Redemption Date or Repayment Date and to institute suit for the enforcement of such payment, and such rights shall not be impaired without the consent of such Holder.

      SECTION 7.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Applicable Issuer, if such Security is a Guaranteed Security, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 7.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, lost, destroyed or stolen Securities in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 7.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 7.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction;

          (iii) subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability; and

          (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

      SECTION 7.13. Waiver of Past Defaults. The Holders of a majority in principal amount of the Outstanding Securities of any Series may on behalf of the Holders of all the Securities of such Series waive any past default hereunder and its consequences, except a default not theretofore cured:

          (i) in the payment of the principal of, premium, if any, or interest on any Security of such Series; or

          (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such Series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such Series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 7.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.14 shall not apply to any suit instituted by the Issuer or the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any Series, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in that Security (or, in the case of redemption, repurchase or repayment, on or after the Redemption Date or Repurchase Date).


      SECTION 7.15. Waiver of Stay or Extension Laws. Each of the Issuers and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture. Each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE EIGHT

                                  The Trustee

      SECTION 8.01. Certain Duties and Responsibilities. (i) Except during the continuance of an Event of Default with respect to any Series of Securities:

                 (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such Series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such Series; and

                 (b) in the absence of bad faith on its part, the Trustee may conclusively rely with respect to that Series, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificate or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form to the requirements of this Indenture.

          (ii) In case an Event of Default with respect to any Series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such Series, and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his or her own affairs.

          (iii) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (a) this Section 8.01(iii) shall not be construed to limit the effect of Section 8.01(i);


                 (b) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such Series; and

                 (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (iv) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.01.


      SECTION 8.02. Notice of Default. Within 90 days after the occurrence of any default hereunder with respect to Securities of any Series, the Trustee shall transmit by mail to all Holders of Securities of such Series entitled to receive reports pursuant to Section 6.02(a) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security of such Series, or in the payment of any sinking fund installment with respect to Securities of such Series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such Series; and provided further that in the case of any default of the character specified in Section 7.01(iii) with respect to Securities of such Series, no such notice to Holders of Securities of such Series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section 8.02, the term "default," with respect to Securities of any Series, means any event that is, or after notice or lapse of time, or both, would become, an Event of Default with respect to Securities of such Series.


      SECTION 8.03. Certain Rights of Trustee.  Except as otherwise provided in
Section 8.01:

          (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) any request or direction of the Issuers or the Guarantor of the Issuers' or Guarantor's Board of Directors referred to herein shall be sufficiently evidenced by a Issuer Request, Issuer Order or Guarantor Request and any resolution of the Board of Directors of the Issuers or the Guarantor may be sufficiently evidenced by a Board Resolution of the Issuers' or the Guarantor's Board of Directors;


          (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (iv) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security or other paper or document, but the Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Applicable Issuer, personally or by agent or attorney and, if so requested to do so by any of the Holders, at the sole cost and expense of the Holders;


          (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (viii) the Trustee shall not be charged with knowledge of any default (as defined in Section 8.02) or Event of Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Issuer, the Guarantor or any Holder;

          (ix) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          (x) in the event that the Trustee is also acting as Paying Agent, Authenticating Agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Eight shall also be afforded to such Paying Agent, Authenticating Agent or Registrar.

      SECTION 8.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Applicable Issuer, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

      SECTION 8.05. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, the Registrar or any other agent of the Applicable Issuer or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Applicable Issuer with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

      SECTION 8.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Applicable Issuer and, as to the Guaranteed Securities, the Guarantor.

      SECTION 8.07. Compensation and Reimbursement.  Each Issuer agrees:

          (i) to pay to the Trustee from time to time reasonable compensation for all services rendered to such Issuer by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);


          (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture and relating to Securities issued by that Issuer (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

          (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of this trust in connection with the Securities of that Issuer, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of an Issuer under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee in connection with the Securities of that Issuer as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

     Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.01(iv) or (v) as to the Securities of a Series, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration in connection with the Securities of that Issuer under any applicable bankruptcy, insolvency or other similar law.

     The obligations of the Issuers set forth in this Section 8.07 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Issuers' obligations pursuant to Article Eleven of this Indenture and the termination of this Indenture and the repayment of the Securities whether at the Stated Maturity or otherwise.

      SECTION 8.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310 of the TIA, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture. To the extent permitted by the TIA, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any Series by virtue of being Trustee with respect to the Securities of any particular Series of Securities other than that Series.

      SECTION 8.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee with respect to each Series of Securities hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority; provided, however, that if Section 310(a) of the TIA or the rules and regulations of the Commission under the TIA at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an Indenture qualified under the TIA, this
Section 8.09 shall be automatically deemed amended to permit a corporation organized and doing business under the laws of any such jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Issuer nor any person directly or indirectly controlling, controlled by or under common control with the Issuer may serve as Trustee. If at any time the Trustee with respect to any Series of Securities shall cease to be eligible in accordance with the provisions of this Section 8.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Eight. The Trustee is subject to Section 310(b) of the TIA, including the optional provision permitted by the second sentence of Section 310(b)(9) of the TIA. The Trustee and any successor Trustee shall always satisfy the requirements of TIA (S)310(a)(1), (2) and (5).


      SECTION 8.10. Resignation and Removal; Appointment of Successor Trustee.

          (i) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

          (ii) The Trustee may resign with respect to any Series of Securities at any time by giving written notice thereof to the Applicable Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such Series.

          (iii) The Trustee may be removed with respect to any Series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such Series, delivered to the Trustee and to the Applicable Issuer.

          (iv)   If at any time:

                 (a) the Trustee shall fail to comply with Section 8.08 with respect to any Series of Securities after written request therefor by the Applicable Issuer or by any Holder who has been a bona fide Holder of a Security of such Series for at least six months; or

                 (b) the Trustee shall cease to be eligible under Section 8.09 with respect to any Series of Securities and shall fail to resign after written request therefor by the Applicable Issuer or by any Holder of Securities of such Series; or

                 (c) the Trustee shall become incapable of acting with respect to any Series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (1) the Applicable Issuer by a Board Resolution may remove the Trustee with respect to such Series, or (2) subject to Section 7.14, any Holder who has been a bona fide Holder of a Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such Series.

          (v) If the Trustee shall resign, be removed or become incapable of acting with respect to any Series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any Series of Securities for any cause, the Applicable Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those Series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such Series and that at any time there shall be only one Trustee with respect to the Securities of any particular Series) and shall comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such Series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such Series delivered to the Applicable Issuer and the retiring Trustee with respect to such Series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such Series and to that extent supersede the successor Trustee appointed by the Applicable Issuer with respect to such Series. If no successor Trustee with respect to such Series shall have been so appointed by the Applicable Issuer or the Holders of Securities of such Series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such Series.

          (vi) The Applicable Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any Series and each appointment of a successor Trustee with respect to the Securities of any Series by mailing written notice of that event by first-class mail, postage prepaid, to the Holders of Registered Securities of that Series as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such Series and the address of its Principal Corporate Trust Office.

      SECTION 8.11. Acceptance of Appointment by Successor Trustee.   (i) In the
case of the appointment hereunder of a successor Trustee with respect to any Series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Applicable Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any Series as to that it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such Series; but, on request of the Applicable Issuer or such successor Trustee, such retiring Trustee shall upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such Series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such Series, subject nevertheless to its lien, if any, provided for in Section 8.07.

          (ii) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Applicable Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more Series shall execute and deliver a Supplemental Indenture wherein each successor Trustee shall accept such appointment and that
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Series of Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such Supplemental Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such Supplemental Indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates; but, on request of the Applicable Issuer or any successor Trustee, such retiring

Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those Series to that the appointment of such successor Trustee relates, subject nevertheless to its lien, if any, provided for in
Section 8.07.

          (iii) Upon request of any such successor Trustee, the Applicable Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (i) or (ii) of this Section, as the case may be.

          (iv) No successor Trustee with respect to a Series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such Series under this Article.

      SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 8.13. Preferential Collection of Claims Against Issuer. The Trustee is and shall be subject to the provisions of TIA (S)311(a). There shall be excluded from the operation of TIA (S)311(a) for all purposes, each creditor relationship described or listed in TIA (S)311(b). A Trustee that has resigned or been removed shall be subject to and shall comply with TIA (S)311(a) to the extent required thereby.

      SECTION 8.14. Appointment of Authenticating Agents. The Trustee may appoint an Authenticating Agent or Agents, that may include any Affiliate of an Issuer or the Guarantor, with respect to one or more Series of Securities. Such Authenticating Agent or Agents shall, at the option of the Trustee be authorized to act on behalf of the Trustee to authenticate Securities of such Series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.07, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Issuers and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by an Issuer and if such Authenticating Agent meets the minimum capitalization requirements of this Section 8.14. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuers and the Guarantor. The Trustee may at any time (and upon request by the Applicable Issuer shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuers and the Guarantor. Upon receiving such a notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Issuers and the Guarantor. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     If an appointment with respect to one or more Series is made pursuant to this Section, the Securities of such Series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:


     This is one of the Securities of the Series designated as set forth in the within-mentioned Indenture that is issued under the within-mentioned Indenture.


                                 BANK ONE TRUST COMPANY, NA,
                                 as Trustee,



                                 By
                                   ----------------------------------------
                                           Authenticating Agent



                                 By
                                   ----------------------------------------
                                           Authorized Signatory

                                 ARTICLE NINE

                            Supplemental Indentures

      SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holder of any Securities, an Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more Supplemental Indentures, in form satisfactory to the Trustee, for any of the following purposes:


          (i) to evidence the succession of another corporation or Person to the Applicable Issuer or the Guarantor, and the assumption by any such successor of the covenants of the Issuer or the Guarantor herein and in the Securities contained; or


          (ii) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more Series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; or

          (iii) to add to the covenants of the Applicable Issuer or the Guarantor, for the benefit of the Holders of Securities of all or any Series of Securities (and if such covenants are to be for the benefit of less than all Series of Securities, stating that such covenants are expressly being included solely for the benefit of that Series or those Series specified in such Supplemental Indenture), or to surrender any right or power herein conferred upon the Issuer; or


          (iv) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any Series in any material respect; or

          (v) to add any additional Events of Default with respect to all or any Series of the Securities (and, if such Event of Default is applicable to less than all Series of Securities, specifying the Series to which such Event of Default is applicable); or

          (vi) to add to, change or eliminate any of the provisions of this Indenture; provided that any such addition, change or elimination (a) shall become effective only when there is no Security Outstanding of any Series created prior to the execution of such Supplemental Indenture that is adversely affected by such change in or elimination of such provision or
     (b) shall not apply to any Securities Outstanding; or

          (vii) to establish the form or terms of Securities of any Series as permitted by Sections 2.02 and 3.01; or

          (viii) to add to or change any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities convertible into or exchangeable for other securities; or

          (ix) to evidence any changes to Section 8.09 as permitted by the terms thereof; or

          (x) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or

          (xi) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA; provided such action shall not adversely affect the interest of Holders of Securities of any Series.


      SECTION 9.02. Supplemental Indentures With Consent of Holders. (a) With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all Series affected by such Supplemental Indenture or Indentures (acting as one class), by Act of said Holders delivered to the Applicable Issuer, the Guarantor and the Trustee, the Applicable Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an Indenture or Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such Series under this Indenture; provided, however, that no such Supplemental Indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:


          (i) change the Maturity of the principal of, or the Stated Maturity of any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium thereon or the rate of interest thereon or change the method or methods for determining the rate of interest thereon or change the obligation of the Issuer to pay additional amounts pursuant to Section 5.04 (except as contemplated by Section 10.01(i) and permitted by Section 9.01), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02 or a repurchase, repayment or redemption of any Securities affected, or change the method of calculating interest thereon or the coin or currency in which any Security, premium, if any, thereon, or the interest thereon is payable, or reduce the minimum rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, repayment or repurchase on or after the Redemption Date or Repurchase Date);

          (ii) reduce the percentage in principal amount of the Outstanding Securities of any Series, the consent of whose Holders is required for any such Supplemental Indenture or the consent of whose Holders is required for any waiver of certain defaults hereunder and their consequences) provided for in this Indenture or reduce the requirements of Section 14.04 for a quorum;

          (iii) change any obligation of the Applicable Issuer to maintain an office or agency in the places and for the purposes specified in Section 5.02;

          (iv) modify any of the provisions of this Section 9.02 or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived; or


          (v) change in any manner adverse to the interests of the Holders of any Outstanding Securities the terms and conditions of the obligations of the Guarantor (in the case of Guaranteed Securities) in respect of the due and punctual payment of the principal (or, if the context so requires, lesser amount in the case of Original Issue Discount Securities) thereof and premium, if any, and interest thereon or any additional amounts or any sinking fund or analogous payments provided in respect thereof.


     (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     (c) A Supplemental Indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular Series of Securities, or that modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

      SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any Supplemental Indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture that affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.


      SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any Supplemental Indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


      SECTION 9.05. Conformity with Trust Indenture Act. Every Supplemental Indenture executed pursuant to this Article Nine shall conform to the requirements of the TIA as then in effect.


      SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article Nine may, and shall, if required by the Trustee, bear a notation in form approved by the

Trustee as to any matter provided for in such Supplemental Indenture. If the Applicable Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Applicable Issuer, to any such Supplemental Indenture may be prepared and executed by the Applicable Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

          Amalgamation, Consolidation, Merger, Conveyance or Transfer

      SECTION 10.01. Issuer May Consolidate Only on Certain Terms. So long as any Security remains Outstanding, the Applicable Issuer shall not amalgamate or consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person or enter into any reorganization or arrangement, unless:

          (i)    either

                 (A) the Applicable Issuer shall be the surviving or continuing entity or the Person formed by such amalgamation, consolidation or into which such Issuer is merged or the Person that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety is an entity organized under the laws of a state of the United States of America or, if the Issuer is a Financing Subsidiary, under the laws of a state of the United States of America or the laws of the Cayman Islands, and has expressly assumed by a Supplemental Indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including all additional amounts, if any, payable pursuant to Section 5.04) on all the Securities and the due and punctual performance of every covenant of this Indenture on the part of the Applicable Issuer to be performed or observed, and the Issuer has delivered to the Trustee (x) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of such amalgamation, consolidation, merger, conveyance or transfer transaction involving the Applicable Issuer, and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such transaction had not been effected, which Opinion of Counsel shall be based upon (and accompanied by a copy of) a ruling of the Internal Revenue Service to the same effect unless there has been a change in applicable Federal income tax law after the Closing Date such that a ruling is no longer required or (y) a ruling directed to the Trustee received from the Internal Revenue Service to the same effect as the aforementioned Opinion of Counsel; or



                 (B) the Guarantor has, prior to such amalgamation, consolidation, merger, conveyance or transfer transaction involving the Issuer, expressly assumed, by a Supplemental Indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including all additional amounts, if any, payable pursuant to Section 5.04) on all the Securities and the due and punctual performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

          (ii) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (iii) the Applicable Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such amalgamation, consolidation, merger, conveyance or transfer and such Supplemental Indenture comply with this Article Ten and that all conditions precedent herein provided for relating to such transaction have been complied with.


     SECTION 10.02 Guarantor May Consolidate Only on Certain Terms. So long as any Guaranteed Security remains Outstanding, the Guarantor shall not amalgamate or consolidate with or merge into any other corporation or convey or transfer its properties and assets as an entirety to any Person or enter into any reorganization or arrangement, unless:

          (i) the Guarantor shall be the surviving corporation or a continuing corporation, or the Person formed by such amalgamation or consolidation or into which the Guarantor is merged or the Person that acquires by conveyance or transfer the properties and assets of the Guarantor substantially as an entirety is a corporation incorporated under the laws of the United States, and shall expressly assume, by a Supplemental Indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including, without limitation, all additional amounts, if any, payable pursuant to Section 5.04) on all the Guaranteed Securities and the due and punctual performance of every covenant of this Indenture and the Guarantee on the part of the Guarantor to be performed or observed;


          (ii) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (iii) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such amalgamation, consolidation, merger, conveyance or transfer and such Supplemental Indenture comply with this Article Ten and that all conditions precedent herein provided for relating to such transaction have been complied with.


     SECTION 10.03 Successor Corporation Substituted. Upon any amalgamation, consolidation, merger, reorganization or arrangement or any conveyance or transfer of the properties and assets of the Applicable Issuer or the Guarantor substantially as an entirety in accordance with Section 10.01 or 10.02, the successor Person formed by such amalgamation or consolidation or into which the Applicable Issuer or the Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer or the Guarantor, as the case may be, under this Indenture with the same effect as


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


if such successor Person had been named as the Issuer or the Guarantor herein. In the event of any such conveyance or transfer, the Applicable Issuer or the Guarantor, as the case may be, as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Securities, the Guaranteed Securities and/or the Guarantees, as the case may be, and may be dissolved, wound up and liquidated at any time thereafter. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of such Issuer or Guarantor, as the case may be, any or all of Securities of any Series issuable and, in the case of Guaranteed Securities, the Guarantee annexed thereto or endorsed thereon, hereunder which theretofore shall not have been signed by such Issuer or Guarantor, and delivered to the Trustee. All Securities so issued and Guarantees endorsed thereon shall in all respects have the same legal rank and benefit under this Indenture as Securities and Guarantees theretofore or thereafter issued, or annexed or endorsed in accordance with the terms of this Indenture as though all of such Securities and Guarantees had been issued, or endorsed at the date of the execution hereof.


                                ARTICLE ELEVEN

                          Satisfaction and Discharge

   SECTION 11.01.  Option to Effect Legal Defeasance or Covenant Defeasance.

     An Issuer may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 11.02 or 11.03 be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article Eleven.

      SECTION 11.02. Legal Defeasance and Discharge. Upon an Issuer's exercise under Section 11.01 of the option applicable to this Section 11.02, an Issuer and the Guarantor, as applicable, shall, subject to the satisfaction of the applicable conditions set forth in Section 11.04, be deemed to have been discharged from its obligations with respect to all outstanding Securities and Guarantees, as applicable, on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Applicable Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Guarantees, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 11.05 and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all its other obligations under such Securities, such Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Applicable Issuer, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 11.04, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Additional Interest, if any, on such Securities when such payments are due, (b) the Applicable Issuer's obligations with respect to such Securities under Article Two, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Applicable Issuer's obligations in connection therewith and (d) this Article Eleven. Subject to compliance with this Article Eleven, the


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

Issuer may exercise its option under this Section 11.02 notwithstanding the prior exercise of its option under Section 11.03.

      SECTION 11.03.  Covenant Defeasance.  Upon an Issuer's exercise under
Section 11.01 of the option applicable to this Section 11.03, subject to the satisfaction of the applicable conditions set forth in Section 11.04, the Applicable Issuer and the Guarantor shall be released from their respective obligations under Article Five, in each case on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities and the Guarantees shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities, the Applicable Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 7.01, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Applicable Issuer's exercise under
Section 11.01 of the option applicable to this Section 11.03, subject to the satisfaction of the applicable conditions set forth in Section 11.04, Section
7.01 shall not constitute Events of Default.


      SECTION 11.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section 11.02 or 11.03 to the outstanding Securities:

     In order to exercise either Legal Defeasance or Covenant Defeasance:

          (1) an Issuer must irrevocably deposit or cause to be deposited with the Trustee, in trust, for the benefit of the Holders of the Securities, U.S. legal tender, Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, interest on such Securities on the Stated Maturity for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest on such Securities (and the Issuer must specify whether the Securities are being defeased to maturity or to a particular redemption date), and the Holders of Securities must have a valid, perfected, exclusive security interest in such trust;


          (2) in the case of an election under Section 11.02, the Applicable Issuer shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Issuer has received from, or there has been published by the Internal Revenue Service, a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;


          (3) in the case of an election under Section 11.03, the Applicable Issuer shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;


          (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

          (5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Applicable Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound;

          (6) the Applicable Issuer shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that, after the 91st day following such deposit, the deposited funds will not be part of any "estate" formed by the bankruptcy of the Applicable Issuer or subject to the "automatic stay" under the Bankruptcy Code or, in the case of Covenant Defeasance, will be subject to a first priority Lien in favor of the Trustee for the benefit of the Holders;

          (7) the Applicable Issuer shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by such Issuer with the intent of preferring the Holders of such Securities over any other creditors of such Issuer or with the intent of defeating, hindering, delaying or defrauding any other creditors of such Issuer or the Guarantor, as applicable, or others; and

          (8) the Applicable Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions precedent provided for in such documents have been complied with.


     If the funds deposited with the Trustee to effect Covenant Defeasance are insufficient to pay the principal of, premium, if any, and interest on the Securities when due, then the obligations of the Applicable Issuer and the Guarantor under this Indenture will be revived, no such defeasance shall be deemed to have occurred and, at the request of the Applicable Issuer, the Trustee will return to the Issuer the funds deposited by the Issuer to effect the Covenant Defeasance.

      SECTION 11.05. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 11.06, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 11.05, the "Trustee") pursuant to Section 11.04 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest (and Additional Interest, if any), but such money need not be segregated from other funds except to the extent required by law.

     The Applicable Issuer and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Obligations deposited pursuant to Section 11.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.


     Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the request of the Applicable Issuer any money or Government Obligations held by it as provided in Section 11.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 11.04), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.


      SECTION 11.06. Repayment to Issuer. Any money deposited with the Trustee or any Paying Agent, or then held by an Issuer, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuer on its written request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as a creditor, look only to the Applicable Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Applicable Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.


      SECTION 11.07. Reinstatement. If the Trustee or Paying Agent is unable to apply any United States legal tender or Government Obligations in accordance with Section 11.02 or 11.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Applicable Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.02 or 11.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 11.02 or 11.03, as the case may be; provided, however, that, if the Issuer makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the

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

Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

      SECTION 11.08. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided in Section 5.04), and the Trustee, on receipt of an Issuer Request and at the expense of the Applicable Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Applicable Issuer and the Guarantor, when:

          (i)    either

                 (a) all Securities theretofore authenticated and delivered (other than (1) Securities that have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07, and
          (2) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Applicable Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

                 (b) all such Securities not theretofore delivered to the Trustee for cancellation

                         (1)  have become due and payable, or

                         (2) will become due and payable at their Maturity within one year, or

                         (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Applicable Issuer, and the Applicable Issuer, in the case of clause (b) (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities that have become due and payable), or to the Maturity or Redemption Date, as the case may be;


               (ii) the Applicable Issuer or, as to all Guaranteed Securities, the Guarantor has paid or caused to be paid all other sums payable hereunder by the Applicable Issuer or the Guarantor as the case may be; and

               (iii) the Applicable Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided


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

        for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Applicable Issuer to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to clause (i)(b) of this Section 11.08, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 5.03 shall survive.


     SECTION 11.09. Application of Trust Money. Subject to the provisions of the last paragraph of Section 5.03, all money deposited with the Trustee pursuant to
Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and, as to the Guaranteed Securities, the Guarantees, and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 11.10. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 11.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and if such order or judgment is applicable to any Series, the Guarantor's obligations under this Indenture and the Guarantees as to that Series and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with Section 11.02.

                                ARTICLE TWELVE

        Immunity of Incorporators, Stockholders, Officers and Directors

     SECTION 12.01. Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuers or the Guarantor or of any successor corporation, either directly or through the Issuers or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder and the Guarantees are solely corporate obligations of the Issuers and the Guarantor, as the case may be, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Issuers or the Guarantor or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in

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

any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                               ARTICLE THIRTEEN

                                 Sinking Funds

     SECTION 13.01. Applicability of Article. The provisions of this Article Thirteen shall be applicable to any sinking fund for the retirement of Securities of a Series except as otherwise specified in the terms of that Series as established in accordance with Section 3.01. The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any Series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any Series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any Series as provided for by the terms of Securities of such Series.


     SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities. The Issuer (i) may deliver Outstanding Securities of a Series (other than any previously called for redemption), and (ii) may apply as a credit Securities of a Series that have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such Series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in or calculated in accordance with such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 13.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any Series of Securities, the Issuer will deliver to the Trustee and the Registrar an Officers' Certificate specifying (i) the amount of the next ensuing sinking fund payment for the Securities of that Series pursuant to the terms of the Securities of that Series, (ii) the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that Series pursuant to Section 13.02, and (iii) that none of such Securities has theretofore been so credited, and stating the basis for such credit, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date the Registrar shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 4.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 4.06 and 4.07 and shall be subject to Section 4.08.

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                               ARTICLE FOURTEEN

                       Meetings of Holders of Securities

     SECTION 14.01. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any Series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such Series.

     SECTION 14.02. Call, Notice and Place of Meetings. (i) The Trustee may at any time call a meeting of Holders of Securities of any Series for any purpose specified in Section 14.01, to be held at such time and at such place, in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any Series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (ii) If at any time the Applicable Issuer or, as to any Series of Guaranteed Securities, the Guarantor, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any such Series shall have requested the Trustee to call a meeting of the Holders of Securities of such Series for any purpose specified in Section 14.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Applicable Issuer, the Guarantor or the Holders of Securities of such Series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in
Section 14.02(i).


     SECTION 14.03. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any Series, a Person shall be (1) a Holder of one or more Outstanding Securities of such Series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such Series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any Series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel and, if Holders of Guaranteed Securities are entitled to vote at such meeting, representatives of the Guarantor and its counsel.

     SECTION 14.04. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a Series shall constitute a quorum for a meeting of Holders of Securities of such Series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a Series, the Persons entitled to vote such greater percentage in principal amount of the Outstanding Securities of such Series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such Series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14.02(i), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such Series that shall constitute a quorum.

     Except as limited by the provisos to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of the Series; provided, however, that, except as limited by the provisos to Section 9.02, any resolution with respect to any consent or waiver that this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a Series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that Series; and provided further that, except as limited by the provisos to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, that is less than a majority in principal amount of the Outstanding Securities of a Series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that Series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any Series duly held in accordance with this Section shall be binding on all the Holders of Securities of such Series, whether or not present or represented at the meeting.

       SECTION 14.05. Determination of Voting Rights; Conduct and Adjournment of Meetings.

               (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such Series in regard to proof of the holding of Securities of such Series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section
1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

               (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Applicable Issuer or by Holders of Securities as provided in Section 14.02(ii), in which case the Issuer, the Guarantor or the Holders of Securities of the Series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such Series represented at the meeting.


               (c) At any meeting each Holder of a Security of such Series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Securities of such Series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such Series or proxy.

               (d) Any meeting of Holders of Securities of any Series duly called pursuant to Section 14.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such Series represented at the meeting; and the meeting may be held as so adjourned without further notice.

      SECTION 14.06. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any Series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such Series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such Series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, with at least four copies thereof, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.02 and, if applicable, Section 14.04. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Applicable Issuer, if Holders of Guaranteed Securities were entitled to vote at the meeting, the Guarantor and another to the

Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE FIFTEEN

                                 Miscellaneous

      SECTION 15.01. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, which taken together shall constitute but one and the same instrument.


    Bank One Trust Company, NA hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


{SEAL}                                  WAL-MART STORES, INC.

Attest:
Anthony D. George                       By:  /s/ Rick W. Brazile
__________________________________           ___________________________________
                                             Name:  Rick W. Brazile
                                             Title: Vice President of Planning
                                                    and Analysis

{SEAL}                                  WAL-MART CAYMAN (EURO) FINANCE CO.

Attest:
Anthony D. George                       By:  /s/ Rick W. Brazile
__________________________________           __________________________________
                                             Name:  Rick W. Brazile
                                             Title: Director

{SEAL}                                  WAL-MART CAYMAN (CANADIAN)
                                        FINANCE CO.
Attest:
Anthony D. George
__________________________________      By:  /s/ Rick W. Brazile
                                             __________________________________
                                             Name:  Rick W. Brazile
                                             Title: Director

{SEAL}                                  WAL-MART CAYMAN (STERLING) FINANCE
                                        CO.
Attest:
Anthony D. George
__________________________________      By:  /s/ Rick W. Brazile
                                             __________________________________
                                             Name:  Rick W. Brazile
                                             Title: Director

{SEAL}                                  BANK ONE TRUST COMPANY, NA, as Trustee

Attest:
Christopher Holly                      By:  /s/ Benita Pointer
__________________________________          ____________________________________
                                            Name:   Benita Pointer
                                            Title:  Assistant Vice President

STATE OF ARKANSAS        (S)
                         (S)       ss.:
COUNTY OF BENTON         (S)

     On July 6, 2001, before me personally came to me known, Rick W. Brazile, who, being by me duly sworn, did depose and say that he works at 702 S.W. 8th St., Bentonville, Arkansas; that he is Vice President of Planning and Analysis of WAL-MART STORES, INC., one of the parties described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                /s/ Jolinn Deason
                                               ---------------------------
                                                       Notary Public


{Notarial Seal}



STATE OF ARKANSAS        (S)
                         (S)       ss.:
COUNTY OF BENTON         (S)

     On July 6, 2001, before me personally came to me known, Rick W. Brazile, who, being by me duly sworn, did depose and say that he works at 702 S.W. 8th St., Bentonville, Arkansas; that he is Director of WAL-MART CAYMAN (EURO) FINANCE CO. and one of the parties described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                /s/ Jolinn Deason
                                               ---------------------------
                                                       Notary Public


{Notorial Seal}

STATE OF Arkansas        (S)
                         (S)       ss.:
COUNTY OF Benton         (S)

     On July 6, 2001, before me personally came to me known, Rick W. Brazile, who, being by me duly sworn, did depose and say that he works at 702 S.W. 8th St., Bentonville, Arkansas; that he is Director of WAL-MART CAYMAN (CANADIAN) FINANCE CO. and one of the parties described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                       /s/ Jolinn Deason
                                                ________________________________
                                                            Notary Public

{Notarial Seal}



STATE OF Arkansas        (S)
                         (S)       ss.:
COUNTY OF Benton         (S)

     On July 6, 2001, before me personally came to me known, Rick W. Brazile, who, being by me duly sworn, did depose and say that he works at 702 S.W. 8th St., Bentonville, Arkansas; that he is Director of WAL-MART CAYMAN (STERLING) FINANCE CO. and one of the parties described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                       /s/ Jolinn Deason
                                                ________________________________
                                                            Notary Public

{Notarial Seal}

STATE OF ILLINOIS        (S)
                         (S)       ss.:
COUNTY OF COOK           (S)

     On July 6, 2001, before me personally appeared Benita Pointer, to me known, who, being by me duly sworn, did depose and say that she works at 70 West Madison, 13th Floor, Chicago, Illinois 60670; that she is an Assistant Vice President of BANK ONE TRUST COMPANY, NA, one of the parties described in and which executed the foregoing instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               /s/ Darla Coulson
                                               --------------------------------
                                                         Notary Public

{Notarial Seal}